Filed with the Securities and Exchange Commission on September 24, 2020

1933 Act Registration File No. 333-________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[  ] Pre-Effective Amendment No.           ___

[  ] Post-Effective Amendment No.          ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (414) 299-2295

Constance Dye Shannon

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212-3948

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626-7653

Title of Securities Being Registered: Institutional Class shares of Securian AM Balanced Stabilization Fund, Securian AM Equity Stabilization Fund and Securian AM Real Asset Income Fund, each a series of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on October 26, 2020, pursuant to Rule 488 under the Securities Act of 1933, as amended.

MANAGED PORTFOLIO SERIES

Securian AM Balanced Stabilization Fund

Securian AM Equity Stabilization Fund

Securian AM Real Asset Income Fund

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-824-1355

October [  ], 2020

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Securian AM Balanced Stabilization Fund (formerly, the Securian AM Dynamic Managed Volatility Fund), Securian AM Equity Stabilization Fund (formerly, the Securian AM Managed Volatility Equity Fund) and Securian AM Real Asset Income Fund (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of Managed Portfolio Series (the “Trust”), has been scheduled for [____], 2020 (the “Special Meeting”). At the Special Meeting, shareholders of each Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”) of the Acquired Fund into an identically named, newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Investment Managers Series Trust (“IMST”). The Reorganization Agreement will provide for the transfer of all of the assets of each Acquired Fund to the corresponding series of IMST in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your corresponding Acquired Fund shares at the time of the Reorganization. Shares will be exchanged as follows:

Managed Portfolio Series		Investment Managers Series Trust
Securian AM Balanced Stabilization Fund Institutional Class Shares	→	Securian AM Balanced Stabilization Fund Institutional Class Shares
Securian AM Equity Stabilization Fund Institutional Class Shares	→	Securian AM Equity Stabilization Fund Institutional Class Shares
Securian AM Real Asset Income Fund Institutional Class Shares	→	Securian AM Real Asset Income Fund Institutional Class Shares

Each Acquiring Fund will commence operations upon the closing of the Reorganization of the corresponding Acquired Fund, and such Acquired Fund would then be dissolved. A Reorganization generally is not expected to result in the recognition of gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with any Reorganization. If the Reorganization of an Acquired Fund is not approved, then the Reorganization of such Acquired Fund will not be implemented, regardless of the outcome of the shareholder vote to approve any of the other proposed Reorganizations. In such case, the Board of Trustees of the Trust (the “Board”) will consider what further actions to take with respect to such Acquired Fund that will not be reorganized, including potentially approving the liquidation of such Acquired Fund.

Securian Asset Management, Inc. is the investment advisor for each Acquired Fund. If the Reorganizations are approved by shareholders of the Acquired Funds, Liberty Street Advisors, Inc. will serve as the investment advisor for the Acquiring Funds, and Securian Asset Management, Inc. will serve as investment sub-advisor for the Acquiring Funds. The investment objective, policies and strategies of each Acquiring Fund and its corresponding Acquired Fund are the same, as further described in the attached Proxy Statement/Prospectus. After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendations of the Acquired Funds’ investment advisor, Securian Asset Management, Inc., the Board has approved the Reorganizations and the solicitation of shareholders to approve the Reorganization Agreements.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals to be voted on, please do not hesitate to call 1-855-824-1355. Shareholders of record of any of the Acquired Funds as of the close of business on October 12, 2020, may vote on the Reorganization Agreement(s) corresponding to their Acquired Fund(s) at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Funds.

Sincerely,

Brian R. Wiedmeyer

Brian R. Wiedmeyer President

MANAGED PORTFOLIO SERIES

Securian AM Balanced Stabilization Fund

Securian AM Equity Stabilization Fund

Securian AM Real Asset Income Fund

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-824-1355

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [_________, 2020]

Managed Portfolio Series, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Securian AM Balanced Stabilization Fund (formerly the Securian AM Dynamic Managed Volatility Fund), Securian AM Equity Stabilization Fund (formerly the Securian AM Managed Volatility Equity Fund) and Securian AM Real Asset Income Fund, each a series of the Trust (each, an “Acquired Fund” and together, the “Acquired Funds”), on [_______,] 2020, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. local time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we plan to announce any such updates on our proxy website [_____], and we encourage you to check this website prior to the Special Meeting if you plan to attend. Accordingly, we encourage you to consider your other voting options, in the event that in-person attendance at the Special Meeting is either prohibited under a federal, state or local order or contrary to the advice of public health care officials.

At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below, as applicable. Specifically, shareholders of the Securian AM Balanced Stabilization Fund will be asked to consider and vote upon the first proposal, shareholders of the Securian AM Equity Stabilization Fund will be asked to consider and vote upon the second proposal, and the shareholders of the Securian AM Real Asset Income Fund will be asked to consider and vote upon the third proposal. The approval of a proposal by shareholders of an Acquired Fund is not dependent upon the approval of a proposal by shareholders of any other Acquired Fund.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Securian AM Balanced Stabilization Fund (the “Acquired Fund”) to the Securian AM Balanced Stabilization Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the Institutional Class Shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund;

2.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Securian AM Equity Stabilization Fund (the “Acquired Fund”) to the Securian AM Equity Stabilization Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the Institutional Class Shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund;

3.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Securian AM Real Asset Income Fund (the “Acquired Fund”) to the Securian AM Real Asset Income Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the Institutional Class Shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund; and

4.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Funds at the close of business on October 12, 2020, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof. Please take time to read the enclosed Proxy Statement/Prospectus as it discusses the proposals in more detail.

As a shareholder, you are asked to attend the Special Meeting either in person (or via a virtual meeting, if applicable) or by proxy. If you are unable to attend the Special Meeting in person (or via a virtual meeting, if applicable), we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person (or via a virtual meeting, if applicable) at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Managed Portfolio Series

Brian R. Wiedmeyer

Brian R. Wiedmeyer President

MANAGED PORTFOLIO SERIES

Securian AM Balanced Stabilization Fund

Securian AM Equity Stabilization Fund

Securian AM Real Asset Income Fund

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-824-1355

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: Why is the Trust having the Special Meeting?

Answer: The Board of Trustees of the Trust (the “Board”) is seeking your approval of proposals pertaining to the reorganization of the three series of the Trust. The Board is recommending that shareholders of each Acquired Fund approve an Agreement and Plan of Reorganization (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”) that provides for the transfer of all of the assets of the Acquired Fund into a corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund and the assumption by that Acquiring Fund of all of the liabilities of such Acquired Fund, and the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”). The shares of the Acquiring Fund that you receive in a Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund exchanged therefor. The Special Meeting will be held on [___], 2020.

Shareholders of each Acquired Fund will vote separately to approve the applicable Reorganization.

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the Acquired Funds at the Special Meeting, and a prospectus for the Acquiring Funds. This combined proxy statement/prospectus (the “Proxy Statement”) is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve the Reorganization Agreement between the Trust and IMST (the form of which is attached as Appendix A) regarding the proposed Reorganization of each Acquired Fund into the corresponding Acquiring Fund. The Proxy Statement contains the information that shareholders of the Acquired Funds should know before voting.

Approval by the shareholders of an Acquired Fund is needed to proceed with the proposal with respect to such Acquired Fund. If the shareholders of an Acquired Fund do not approve the Reorganization Agreement, then the applicable Reorganization will not be implemented and the Board will consider what further actions to take, including potentially approving the liquidation of such Acquired Fund. The approval of a Reorganization by shareholders of an Acquired Fund is not dependent upon the approval of a Reorganization by shareholders of any other Acquired Fund. We are sending this document to you for your use in deciding whether to approve the proposal with respect to your applicable Acquired Fund. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

i

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move the Acquired Funds from their existing Trust, Managed Portfolio Series, to newly created series of IMST. If the Reorganization is approved, Liberty Street Advisors, Inc. (“Liberty Street”), a registered investment advisor, will become investment advisor to the Acquiring Funds and Securian Asset Management, Inc. (“Securian AM”), the Acquired Funds’ current investment advisor, will become the investment sub-advisor to the Acquiring Funds.

Question: Why has the Board determined that the Reorganization of my Acquired Fund is in my best interest and recommended that I vote in favor of the Reorganization? How will shareholders benefit from the Reorganizations?

Answer: The Board recommends you vote in favor of the proposals because it believes that each Reorganization is in the best interests of the applicable Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Funds will not be diluted as a result of the proposed Reorganizations. Securian AM proposed the Reorganizations following a strategic review process focused on the capabilities, strategic alignment and comparative value of certain products and strategies offered by Securian AM. A component of this strategic review focused on the offering of proprietary mutual funds. After a thorough review, Securian AM determined that the Acquired Funds’ current sponsorship structure does not maximize growth prospects of the Acquired Funds. In addition, Securian AM determined that the Acquired Funds’ current expense structure, whereby Securian AM bears any Acquired Fund expenses over the investment advisory fee, is not sustainable over the long-term. As a result of its ongoing losses experienced under the current expense structure, Securian AM believes, in the absence of the Reorganizations, it would likely recommend that the Board approve the liquidation of the Acquired Funds. If an Acquired Fund were to liquidate, it is expected that such liquidation would result in the recognition of gain or loss by the Acquired Fund and/or its shareholders; in contrast, each Reorganization generally is not expected to result in recognition of gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes. If the Reorganizations are approved, Securian AM and Liberty Street believe the increased investment advisory fees and expense limitations will provide the Acquiring Funds a more sustainable economic footing for long-term viability.

Securian AM believes it is in the best interest of the Acquired Funds and their shareholders for Securian AM to continue to manage the Funds as sub-advisor with Liberty Street assuming supervisory advisory services as investment advisor. Liberty Street has extensive experience providing investment advisory services to mutual funds, as well as working with fund sub-advisors. Securian AM believes the Acquired Funds can benefit from Liberty Street’s investment advisory experience and that Liberty Street can differentiate the Acquiring Funds in the marketplace and add the Acquiring Funds to the existing Liberty Street fund agreements that are in place with a significant number of distribution platforms, which could potentially add size and scale to the Acquiring Funds, which would likely result in decreased gross operating expenses over the long term. Therefore, upon the recommendation of Securian AM, the Board of Trustees of the Trust has approved, subject to shareholder approval, that the Acquired Funds be reconstituted as series of IMST.

Question: How will the Reorganization affect the management of the Acquired Funds?

Answer: Currently, Securian AM is the investment advisor to the Acquired Funds and provides day-to-day portfolio management services to each Acquired Fund. The Acquired Funds do not currently have an investment sub-advisor. If the Reorganization is approved, Liberty Street will become the investment advisor to each Acquiring Fund. Securian AM will become the investment sub-advisor to each Acquiring Fund and will continue to be responsible for the day-to-day management of each Acquiring Fund’s portfolio. In addition, the current portfolio managers of Securian AM responsible for managing each Acquired Fund’s assets will continue to be responsible for managing each Acquiring Fund’s assets, subject to the oversight of Liberty Street. The Acquiring Funds will also be overseen by a different board of trustees, as series of IMST. Because Securian AM, as well as the current Acquired Fund’s portfolio managers, will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the Reorganization, the Reorganization will not change the way your investment assets are managed, although Securian AM, as sub-advisor, will now be subject to the oversight of Liberty Street, as the investment advisor. As investment advisor to each Acquiring Fund, Liberty Street will provide investment advisory services to each Acquiring Fund, including the oversight of Securian AM, as the Acquiring Fund’s sub-advisor, ensuring quality control of Securian AM’s investment process and monitoring and measuring the Acquiring Fund’s risk and return against appropriate benchmarks and peers.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: Each of the Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund series of IMST will pay a higher annual advisory fee rate to Liberty Street than the fees currently paid by the corresponding Acquired Fund to Securian AM. The Securian AM Real Asset Income Fund will pay the same annual advisory fee rate to Liberty Street as the fees currently paid by the corresponding Acquired Fund to Securian AM. It is also expected that the total annual fund operating expenses (both before and after waivers) of each Acquiring Fund will be higher than those of the corresponding Acquired Fund. In addition, unlike the Acquired Funds, each Acquiring Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents to provide non-distribution administrative and support services.

The following tables set forth: (i) the advisory fee for each Acquired Fund and corresponding Acquiring Fund; (ii) the total annual fund operating expenses of each Acquired Fund, both before and after waivers, based on assets as of August 31, 2019; and (iii) the estimated total annual fund operating expenses of each Acquiring Fund, both before and after waivers.

	Acquired Securian AM Balanced Stabilization Fund	Acquiring Securian AM Balanced Stabilization Fund
Advisory fee	0.55%	0.70%
Total annual fund operating expenses before waivers	0.99%	1.07%
Total annual fund operating expenses after waivers[1,2]	0.61%	0.95%

	Acquired Securian AM Equity Stabilization Fund	Acquiring Securian AM Equity Stabilization Fund
Advisory fee	0.55%	0.70%
Total annual fund operating expenses before waivers	1.21%	1.39%
Total annual fund operating expenses after waivers[1,2]	0.72%	0.95%

	Acquired Securian AM Real Asset Income Fund	Acquiring Securian AM Real Asset Income Fund
Advisory fee	0.75%	0.75%
Total annual fund operating expenses before waivers	1.04%	1.09%
Total annual fund operating expenses after waivers[1,2]	0.77%	0.95%

[1]	Securian AM has contractually agreed to waive its management fees and pay Acquired Fund expenses, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) of each of the Acquired Securian AM Balanced Stabilization Fund, Acquired Securian AM Equity Stabilization Fund and Acquired Securian AM Real Asset Income Fund do not exceed 0.55%, 0.55% and 0.75%, respectively, of the average daily net assets of each Acquired Fund’s Institutional Class shares. Fees waived and expenses paid by Securian AM may be recouped by Securian AM for a period of 36 months following the month during which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The operating expenses limitation agreement is indefinite but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Managed Portfolio Series Board or Securian AM.

[2]	Liberty Street has contractually agreed to waive its fees and/or pay for Acquiring Fund operating expenses to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of each Acquiring Fund do not exceed 0.95% of the average daily net assets of the Acquiring Fund’s Institutional Class shares. This agreement is effective until December 31, 2023, and it may be terminated before that date only by IMST’s Board of Trustees. Liberty Street is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to an Acquiring Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from an Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement.

Question: How will the Reorganization work?

Answer: Subject to the approval by the shareholders of the applicable Acquired Fund, pursuant to the applicable Reorganization Agreement, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the corresponding Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund, and immediately after the applicable Reorganization each shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization.

If the Reorganization of an Acquired Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

Question: Will I have to pay any sales load, charge or other commission in connection with a Reorganization?

Answer: No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged by an Acquired Fund as a result of the Reorganization. You will receive shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund that you own as of the close of business (i.e., 4:00 p.m. Eastern time) on the day of the closing of the Reorganization, which is presently expected to be on or about [December 11, 2020] (the “Closing Date”).

Question: What class of shares will I receive?

Answer: You will receive shares of the same class of the Acquiring Fund as you hold in the Acquired Fund as of the Closing Date.

Question: Will the Board and Service Providers Change?

Answer: Yes. The Trust and IMST have different boards of trustees. The Trust and IMST also have different service arrangements for custody, administration, accounting and transfer agency (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Trust and IMST by the following:

v

	Trust	IMST
Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Auditor	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202	Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the corresponding Acquiring Fund, which has the same investment objective, investment strategies and policies as the Acquired Fund, as further described in the attached Proxy Statement/Prospectus. In addition, Securian AM will serve as investment sub-advisor to each Acquiring Fund and will continue to be responsible for the day-to-day management of each Acquiring Fund’s portfolio after the Reorganization. As a result, each Acquiring Fund will be managed in the same way as its corresponding Acquired Fund. The primary differences will be (1) Liberty Street will become the investment advisor to each Acquiring Fund, (2) Securian AM will become sub-advisor to each Acquiring Fund, (3) each Acquiring Fund will be a series of IMST instead of the Trust, (4) each Acquiring Fund will be governed by a different board of trustees than the Acquired Fund, (5) the Third Party Service Arrangements will change, and (6) each Acquiring Fund will be subject to the advisory fee and overall expense structure described above.

You will receive shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Acquired Fund immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization of an Acquired Fund generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Question: What is the tax impact on my investment?

Answer: Each Reorganization generally is not expected to result in recognition of gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the applicable Acquiring Fund and the corresponding Acquired Fund will obtain an opinion of counsel regarding the tax consequences of the Reorganization, as discussed in more detail in the Proxy Statement under “Key Information about the Reorganization - Federal Income Tax Consequences.” This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Who will benefit from the Reorganization?

Answer: If shareholders approve the Reorganization, Liberty Street will replace Securian AM as investment advisor and Liberty Street will receive investment advisory fees for serving as the investment advisor of the Acquiring Funds. Securian AM will serve as sub-advisor and provide the day-to-day portfolio management of the Acquiring Funds. Securian AM will receive fees for serving as the investment sub-advisor, which are paid by Liberty Street and not the Acquiring Funds. In addition, Securian AM will receive payments from Liberty Street, which will be made by Liberty Street from its own resources and not by the Acquiring Funds or their shareholders, for a period of three years after the completion of the Reorganizations in recognition of the consent and assistance of Securian AM with respect to the Reorganizations and for efforts by Securian AM to maintain and service relationships with shareholders of the Acquired Funds after completion of the Reorganizations. In addition, Liberty Street’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), may be deemed to have an interest in the Reorganizations because it will market the Acquiring Funds’ shares pursuant to a marketing agreement with Liberty Street. Pursuant to the marketing agreement, Liberty Street pays HRC out of its own resources and without additional cost to the Acquiring Funds or their shareholders.

Question: What will happen if shareholders of an Acquired Fund do not approve the Reorganization?

Answer: If the shareholders of an Acquired Fund do not approve the proposed Reorganization of such Acquired Fund, then the Reorganization of such Acquired Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund. You should note that the approval of the Reorganization by shareholders of an Acquired Fund is not dependent upon the approval of the Reorganization by shareholders of any other Acquired Fund. For example, if the Reorganization of the Securian AM Balanced Stabilization Fund is approved by its shareholders, but the shareholders of the Securian AM Equity Stabilization Fund and the Securian AM Real Asset Income Fund do not approve their respective Reorganizations, the Reorganization of the Securian AM Balanced Stabilization Fund would proceed nonetheless.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What does the Board of Trustees recommend?

Answer: After careful consideration and upon recommendation of Securian AM, the Board unanimously approved the Reorganization and recommends that shareholders vote to approve the Reorganization with respect to their Acquired Fund, as discussed in more detail in the Proxy Statement under “Key Information about the Reorganization - Board Considerations Relating to the Proposed Reorganizations.”

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Liberty Street and Securian AM will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement, except if and to the extent that Liberty Street’s and Securian AM’s payment of those costs would result in certain adverse tax consequences. The Acquired Funds will not incur any expenses in connection with the Reorganization.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. You may also vote in person (or via a virtual meeting, if applicable) by attending the Special Meeting on [_______], 2020. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. If you sign and return the proxy card without indicating a preference, your vote will be cast “for” the applicable proposal(s).

Question: Who do I call if I have questions?

Answer: Please call [__________] if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 8:00 a.m. to 5:30 p.m. Eastern Time.

COMBINED PROXY STATEMENT AND PROSPECTUS

October [ ], 2020

FOR THE REORGANIZATION OF

Securian AM Balanced Stabilization Fund,

Securian AM Equity Stabilization Fund,

Securian AM Real Asset Income Fund

each a series of Managed Portfolio Series
615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-824-1355

INTO

Securian AM Balanced Stabilization Fund,

Security AM Equity Stabilization Fund,

Securian AM Real Asset Income Fund,

each a series of Investment Managers Series Trust

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-[_________]

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Securian AM Balanced Stabilization Fund (formerly the Securian AM Dynamic Managed Volatility Fund), Securian AM Equity Stabilization Fund (formerly the Securian AM Managed Volatility Equity Fund), and Securian AM Real Asset Income Fund, each a series of the Trust (each, an “Acquired Fund” and together, the “Acquired Funds”), to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on [____], 2020 at 10:00 a.m. local time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below, as applicable. Specifically, shareholders of the Securian AM Balanced Stabilization Fund will be asked to consider and vote upon the first proposal, shareholders of the Securian AM Equity Stabilization Fund will be asked to consider and vote upon the second proposal, and the shareholders of the Securian AM Real Asset Income Fund will be asked to consider and vote upon the third proposal.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Securian AM Balanced Stabilization Fund (the “Acquired Fund”) to the Securian AM Balanced Stabilization Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the Institutional Class Shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund;

2.

Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Securian AM Equity Stabilization Fund (the “Acquired Fund”) to the Securian AM Equity Stabilization Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the Institutional Class Shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund;

3.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Securian AM Real Asset Income Fund (the “Acquired Fund”) to the Securian AM Real Asset Income Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust (“IMST”), in exchange for (a) Institutional Class Shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the Institutional Class Shares of the Acquiring Fund in proportion to their respective holdings of shares of the Acquired Fund; and

4.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person (or via a virtual meeting, if applicable) at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person (or via a virtual meeting, if applicable) at the Special Meeting.

The Acquired Funds are series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Funds are newly created series of IMST, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Acquired Funds, each dated December 29, 2019 (filed via EDGAR on December 19, 2019, Accession No. 0000894189-19-008541);

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●	Annual Report to Shareholders of the Acquired Funds dated August 31, 2019 (filed via EDGAR on November 8, 2019, Accession No. 0000898531-19-000561); and

●	Semi-Annual Report to Shareholders of the Acquired Funds dated February 29, 2020 (filed via EDGAR on May 7, 2020, Accession No. 0000898531-20-000225).

The Acquired Funds’ Prospectus dated December 29, 2019, Annual Report to Shareholders for the fiscal year ended August 31, 2019, containing audited financial statements, and Semi-Annual Report to Shareholders for the period ended February 29, 2020, containing unaudited financial statements, have been previously mailed to shareholders. Copies of these documents and other information about the Acquired Funds are available upon request and without charge by writing to the Trust at the above address or by calling 1-855-824-1355.

Details regarding the Acquiring Funds can be found in these materials, including Appendix B. Each Acquiring Fund is newly organized and will have no assets or liabilities prior to the respective Reorganization. The Acquiring Funds were created specifically for the purpose of acquiring the assets and liabilities of the Acquired Funds in exchange for shares of the Acquiring Funds and will not commence operations until the date of the Reorganization. Because the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual reports are available for the Acquiring Funds at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated October [_], 2020, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling [1-855-824-1355]. The Trust expects that this Proxy Statement will be mailed on or about October [__], 2020 to shareholders of record on October 12, 2020. This Proxy Statement should be retained for future reference.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on [_____], 2020. This Proxy Statement is available on the Internet at [www._______]. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call [______]. Representatives are available Monday through Friday 8:00 a.m. to 5:30 p.m. Eastern Time.

PLEASE NOTE: If it is determined that the Special Meeting will be held at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we plan to announce any such updates on our proxy website [_____], and we encourage you to check this website prior to the Special Meeting if you plan to attend. You do not need to attend the Special Meeting if you submit your votes on the proposal by proxy promptly.

Date: October [_], 2020

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in an Acquiring Fund involves investment risk, including the possible loss of principal.

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Table of Contents

I.	Proposals - To Approve the Agreement and Plan of Reorganization		5
A.	Overview		5
B.	Comparison Fee Tables and Examples		8
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks		14
D.	Comparison of Investment Restrictions		28
E.	Comparison of Investment Advisory and Sub-Advisory Agreements		31
F.	Comparison of Distribution, Shareholder Service Fees, Purchase and Redemption Procedures, Minimum Investments and Valuation Procedures		33
G.	Key Information About the Reorganization		35
	1.	Agreement and Plan of Reorganization	35
	2.	Description of the Acquiring Fund’s Shares	37
	3.	Board Considerations Relating to the Proposed Reorganization	37
	4.	Federal Income Tax Consequences	41
	5.	Comparison of Forms of Organization and Shareholder Rights	42
	6.	Capitalization	44
H.	Additional Information about the Funds		44
	1.	Past Performance of the Acquired Fund	44
	2.	Investment Advisor, Sub-Advisor and Portfolio Managers	48
	3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund	50
II.	Voting Information		51
A.	General Information		51
B.	Method and Cost of Solicitation		52
C.	Right to Revoke Proxy		52
D.	Voting Securities and Principal Holders		53
E.	Interest of Certain Persons in the Transaction		54
III.	Miscellaneous Information		55
A.	Other Business		55
B.	Next Meeting of Shareholders		55
C.	Legal Matters		55
D.	Auditors		55
E.	Information Filed with the SEC		55
	APPENDIX A – Form of Agreement and Plan of Reorganization		A-1
	APPENDIX B – More Information about the Acquiring Funds		B-1
	APPENDIX C – Financial Highlights of the Acquired Funds		C-1

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I.	Proposals - To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Securian Asset Management, Inc. (“Securian AM”), the investment advisor for the Acquired Funds, the Board has called the Special Meeting to ask shareholders of each Acquired Fund to consider and vote on an Agreement and Plan of Reorganization (each, a “Reorganization Agreement” and together, the “Reorganization Agreements”) that provides for the transfer of all of the assets of the Acquired Fund into a corresponding Acquiring Fund (the Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”) in exchange for shares of the corresponding Acquiring Fund and the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”). The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that each Reorganization is in the best interests of the respective Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Funds will not be diluted as a result of the proposed Reorganizations. The Board considered and approved each Reorganization at a meeting held on August 19, 2020, subject to the approval of the Acquired Fund’s shareholders.

Each Acquired Fund currently operates as a separate series of the Trust. Currently, Securian AM is the investment advisor to each Acquired Fund and provides day-to-day portfolio management services to each Acquired Fund’s portfolio. The Acquired Funds do not currently have an investment sub-advisor. Securian AM has recommended that the Acquired Funds be reconstituted as series of IMST. In order to reconstitute the Acquired Funds under the IMST umbrella, similar corresponding Acquiring Funds have been created as new series of IMST. If the applicable Reorganization Agreement is approved by the shareholders of an Acquired Fund, each shareholder of the Acquired Fund will receive the corresponding class of the corresponding Acquiring Fund’s shares having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund that the shareholder owns as of the close of business on the day of the closing of the Reorganization. The closing date will be agreed to by the parties to the Reorganization Agreement and is presently expected to be on or about [December 11, 2020] (referred to herein as the “Closing Date”).

The investment objectives, policies and strategies of each Acquired Fund and the corresponding Acquiring Fund are the same, as described in more detail below. After the Reorganization of the Acquired Fund, Liberty Street Advisors, Inc. (“Liberty Street”) will serve as the Acquiring Fund’s investment advisor. Securian AM will serve as investment sub-advisor for the Acquiring Fund and will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio. In addition, the current portfolio managers of Securian AM responsible for managing the Acquired Fund’s assets will continue to be responsible for managing the Acquiring Fund’s assets. Because Securian AM, as well as the current Acquired Fund’s portfolio managers, will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio following the Reorganization, the Reorganization will not change the way your investment assets are managed.

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. As of August 31, 2020, the Trust consisted of multiple portfolios representing approximately $10.4 billion in assets. IMST is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. As of August 31, 2020, IMST consisted of multiple portfolios representing approximately $26.4 billion in assets. The Trust and IMST have different boards of trustees. In addition, custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST by the following entities:

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	Trust	IMST
Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Auditor	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202	Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

The Trust believes that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of each Reorganization is conditioned upon the receipt by IMST and the Trust of an opinion to such effect from tax counsel to the Trust. If the Reorganization of an Acquired Fund so qualifies, the transfer of assets, the assumption of liabilities, and the receipt of the corresponding Acquiring Fund’s shares in the Reorganization is generally not expected to result in the recognition of gain or loss by the Acquired Fund and its shareholders for federal income tax purposes.

Furthermore, an Acquired Fund will not pay for the costs of the Reorganization and the Special Meeting. Liberty Street and Securian AM will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Liberty Street and Securian AM also may solicit proxies, without special compensation, by telephone or otherwise.

The Board of the Trust, including a majority of the Trustees who are not interested persons of the Acquired Funds, believes that the terms of the Reorganizations are in the best interests of each Acquired Fund and its respective shareholders. In considering and approving the Reorganizations, the Board considered, among other things: (1) that each Reorganization was recommended by Securian AM as the investment advisor to the Acquired Funds; (2) Liberty Street’s experience and expertise in providing investment advisory services to mutual funds, as well as supervising sub-advisers to mutual funds and in providing administrative, compliance and other services; (3) the fact that Securian AM will be able to focus on its portfolio management responsibilities as sub-adviser to the Acquiring Funds; (4) the terms and conditions of the Reorganizations; (5) that the investment objectives, policies and strategies of each Acquired Fund and the corresponding Acquiring Fund are the same; (6) that Securian AM, and the Acquired Funds’ current portfolio managers, will continue to provide the day-to-day management of the Acquiring Funds’ portfolios; (7) that although the proposed management fees for the Securian AM Balanced Stabilization and Securian AM Equity Stabilization Funds will increase in connection with such Reorganizations, the proposed management fees are currently below each Fund’s peer group median (as determined by Broadridge/Morningstar); (8) that the proposed management fee for the Securian AM Real Asset Fund is the same as the current management fee for such Fund, which is in line with the Fund’s peer group median (as determined by Broadridge/Morningstar); (9) that Liberty Street has agreed to cap the fees and expenses attributable to the Institutional Class Shares for each Acquiring Fund until December 31, 2023; (10) that although the proposed total annual fund operating expenses (before and after waivers) for each Acquired Fund will increase in connection with the Reorganizations, that the total annual fund operating expenses (after waivers) are currently below the peer group median (as determined by Broadridge/Morningstar) for the Securian AM Balanced Stabilization and Securian AM Equity Stabilization Funds, and the total annual fund operating expenses (after waivers) are currently above the peer group median (as determined by Broadridge/Morningstar) for the Securian AM Real Asset Income Fund but are competitive as they relate to peer funds; (11) that Liberty Street will pay sub-advisory fees to Securian AM from the fees it earns as investment advisor to the Acquiring Funds; (12) that Securian AM has indicated that the Acquired Funds’ current expense structure, whereby Securian AM bears any Acquired Fund expenses over the investment advisory fee, is not sustainable over the long-term, and that as a result of the ongoing losses experienced under the current expense structure, Securian AM believes, in the absence of the Reorganizations, it would likely recommend that the Board approve liquidating the Acquired Funds; (13) that Securian AM and Liberty Street believe the increased investment advisory fees and expense limitations will provide the Acquiring Funds a more sustainable economic footing for long-term viability; (14) that Liberty Street can add the Acquiring Funds to the existing Liberty Street fund agreements that are in place with a significant number of distribution platforms, which could potentially add size and scale to the Funds, which would likely result in decreased gross operating expenses over the long term; (15) that the Acquired Funds will not bear the cost of the Reorganizations; (16) that each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Fund and the shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (17) the waiver of certain minimum initial investment, additional investment, account size requirements and minimums for automatic investment plans for shareholders of each Acquired Fund following the Reorganization; (18) the potential benefits to the shareholders of each Acquired Fund, including Liberty Street’s access to broader distribution capabilities through its affiliate, HRC Fund Associates, LLC; (19) whether the interests of the shareholders of each Acquired Fund would not be diluted as a result of the Reorganizations; (20) that shareholders of the Acquired Funds who do not wish to become shareholders of the Acquiring Funds may redeem their shares of the Acquired Funds shares before the Reorganizations and shareholders of the Acquiring Funds will be able to redeem their shares of the Acquiring Funds after the Reorganizations; and (21) possible alternatives to the Reorganizations, including scenarios where the shareholders of one or more Acquired Funds do not approve the Reorganization Agreement.

6

Based on Securian AM’s recommendation, the Board approved the Reorganizations, recommends that shareholders vote to approve the Reorganizations, and approved the solicitation of the shareholders of the Acquired Funds to vote on the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

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B.	Comparison Fee Tables and Examples

The following shows the actual fees and expenses for the Acquired Funds based on the Acquired Funds’ assets as of August 31, 2019. Only pro forma information is provided for the Acquiring Funds because they will not commence operations until the Reorganizations are completed. As the Acquiring Funds have not yet commenced operations as of the date of this Proxy Statement, the Other Expenses shown for the Acquiring Funds are estimates.

SECURIAN AM BALANCED STABILIZATION FUND Fees and Expenses
Share Class	Acquired Fund (Institutional Class Shares)	Acquiring Fund (Institutional Class Shares) (Pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of offering price on investments of less than $1 million)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Wire fee	None	$20
Overnight check delivery fee	None	$25
Retirement account fees (annual maintenance fee)	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.70%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.38%	0.31%[1]
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.99%	1.07%
Fees Waived and/or Expenses Reimbursed	(0.38%)[2]	(0.12%)[3]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	0.61%	0.95%

(1) (2)

The Acquiring Fund’s “Other Expenses” includes a shareholder servicing fee of up to 0.15%.

Securian AM has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.55% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by Securian AM may be recouped by Securian AM for a period of 36 months following the month during which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or Securian AM.

8

(3)	Liberty Street has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Acquiring Fund’s Institutional Class shares. This agreement is effective until change to December 31, 2023, and it may be terminated before that date only by IMST’s Board of Trustees. Liberty Street is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects each Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund (Institutional Class Shares)	$62	$277	$510	$1,178
Acquiring Fund (Institutional Class Shares) (Pro forma)	$97	$328	$578	$1,295

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SECURIAN AM EQUITY STABILIZATION FUND Fees and Expenses
Share Class	Acquired Fund (Institutional Class Shares)	Acquiring Fund (Institutional Class Shares) (Pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of offering price on investments of less than $1 million)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Wire fee	None	$20
Overnight check delivery fee	None	$25
Retirement account fees (annual maintenance fee)	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.70%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.49%	0.52%[1]
Acquired Fund Fees and Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	1.21%	1.39%
Fees Waived and/or Expenses Reimbursed	(0.49%)[2]	(0.44%)[3]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	0.72%	0.95%

(1)	The Acquiring Fund’s “Other Expenses” includes a shareholder servicing fee of up to 0.15%.

(2)	Securian AM has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.55% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by Securian AM may be recouped by Securian AM for a period of 36 months following the month during which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or Securian AM.

(3)	Liberty Street has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Acquiring Fund’s Institutional Class shares. This agreement is effective until change to December 31, 2023, and it may be terminated before that date only by IMST’s Board of Trustees. Liberty Street is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement.

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Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects each Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund (Institutional Class Shares)	$74	$336	$618	$1,423
Acquiring Fund (Institutional Class Shares) (Pro forma)	$97	$397	$719	$1,630

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SECURIAN AM REAL ASSET INCOME FUND Fees and Expenses
Share Class	Acquired Fund (Institutional Class Shares)	Acquiring Fund (Institutional Class Shares) (Pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of offering price on investments of less than $1 million)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	None	None
Wire fee	None	$20
Overnight check delivery fee	None	$25
Retirement account fees (annual maintenance fee)	None	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	0.27%	0.32%[1]
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.04%	1.09%
Fees Waived and/or Expenses Reimbursed	(0.27%)[2]	(0.14%)[3]
Total Annual Fund Operating Expenses After Waiving Fees and/or Reimbursing Expenses	0.77%	0.95%

(1) (2)

The Acquiring Fund’s “Other Expenses” includes a shareholder servicing fee of up to 0.15%.

Securian AM has contractually agreed to waive its management fees and pay Acquired Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.75% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by Securian AM may be recouped by Securian AM for a period of 36 months following the month during which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or Securian AM.

(3)	Liberty Street has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Acquiring Fund’s Institutional Class shares. This agreement is effective until change to December 31, 2023, and it may be terminated before that date only by IMST’s Board of Trustees. Liberty Street is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made to the Acquiring Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, and (b) the expense limitation in effect at the time of the reimbursement.

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Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects each Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund (Institutional Class Shares)	$79	$304	$548	$1,247
Acquiring Fund (Institutional Class Shares) (Pro forma)	$97	$333	$587	$1,316

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C.	Comparison of the Funds’ Investment Objectives, Principal Investment Strategies and Risks

Each Acquired Fund and the corresponding Acquiring Fund have the same investment objectives, strategies, and risks, which are presented below. Each Acquiring Fund has been created as a new series of IMST solely for the purpose of acquiring the corresponding Acquired Fund’s assets and continuing its investment business and will not conduct any investment operations until after the closing of the Reorganization. Each Fund’s investment objective, strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives for the Funds

The investment objective of the Acquired Funds and the Acquiring Funds are identical. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Acquired/Acquiring Fund	Investment Objective
Securian AM Balanced Stabilization Fund	Seeks to maximize risk-adjusted returns within a balanced portfolio while using hedging techniques to target volatility of 10% or less over a full market cycle.
Securian AM Equity Stabilization Fund	Seeks to maximize risk-adjusted returns while using hedging techniques to target volatility of 10% or less over a full market cycle.
Securian AM Real Asset Income Fund	Seeks above average income and long-term growth of capital, with reduced volatility compared to broader equity markets, as a secondary objective.

Comparison of Principal Investment Strategies for the Funds

The principal investment strategies of each Acquired Fund is identical to the corresponding Acquiring Fund, with the exception that (i) Liberty Street will serve as investment advisor and Securian AM will serve as investment sub-advisor to each Acquiring Fund and (ii) the principal strategies for the Securian AM Real Asset Income Fund series of IMST clarifies Securian AM’s considerations in selecting fixed income securities for the Acquiring Fund’s portfolios (noted in principal strategies in italics). As investment sub-advisor, Securian AM will be responsible for the day-to-day management of the Funds’ portfolios subject to the oversight of Liberty Street. The principal investment strategies of each Acquiring Fund is described below.

Securian AM Balanced Stabilization Fund:

The Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Fund achieves its equity exposure by investing primarily in large capitalization equity securities or in exchange-traded funds (“ETFs”) that invest in large capitalization equity securities. The Fund’s sub-advisor considers a company to be a large capitalization company if it has a market capitalization at the time of purchase within the range of companies included in the S&P 500® Index. The Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange-traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s investments in fixed income securities may include privately placed securities that have not been registered under the Securities Act of 1933 (the “Securities Act”) but may be resold to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A Securities”). Under normal market conditions, the Fund seeks to maintain an average dollar-weighted effective duration for its fixed income portfolio of less than 10 years. Duration measures the sensitivity of the price of a fixed income investment to a change in interest rates. For example, an investment with a two-year duration means that it will decrease in value by 2% if interest rates rise 1%. Conversely, the investment will increase in value by 2% if interest rates fall 1%.

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Over time, the Fund targets approximately 60% equity exposure and 40% fixed income exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value. Under normal market conditions the Fund may keep approximately 15% of the Fund’s total assets in cash or cash equivalents.

In selecting investments, the sub-advisor considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

The Fund may invest in derivative instruments, primarily by holding long and/or short positions in S&P 500® futures contracts, to manage the Fund’s equity volatility. The Fund’s investments in derivatives may also include investments in options. In periods when the sub-advisor expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the equity volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions) or reducing its short positions in such contracts. Under normal market conditions, this hedging process targets, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%.

The Fund’s use of S&P 500®, treasury and interest rate futures contracts and interest rate swaps has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the notional value of such contract.

Securian AM Equity Stabilization Fund:

The Fund seeks to achieve its investment objective by investing in other funds or directly in securities while using hedging techniques to manage portfolio risk and volatility. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund may invest in equity securities of any market capitalization. Equity securities include those that are equity-based, such as exchange-traded funds (“ETFs”) that invest primarily in U.S. and foreign equity securities. Over time, the Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Fund will generally seek to invest in ETFs whose underlying equity securities have prices that are less volatile than the equity markets as a whole.

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As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. The Fund will seek to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Fund’s sub-advisor expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Fund’s investment sub-advisor expects lower volatility in the equity market, the Fund will seek to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%.

The use of S&P 500®, treasury and interest rate futures contracts and interest rate swaps has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the notional value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of its total asset value.

In selecting investments, the sub-advisor considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

Securian AM Real Asset Income Fund:

Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowing for investment purposes) in “real assets” and securities of companies that derive at least 50% of their revenues from activities related to real assets. Real assets are defined broadly by the Fund to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund will emphasize investments in dividend-paying equity securities, including common and preferred stocks, and securities convertible into common stocks, of mainly U.S. companies, but may also include fixed income securities, floating rate securities and foreign utilities, foreign infrastructure-related, and foreign real estate-related companies. The Fund’s investment in foreign securities, including securities of foreign issuers which are not U.S. dollar denominated and/or traded in the U.S., will not exceed 30% of its total assets.

Typically, the sub-advisor concentrates its investments in, and allocates 40% or more of the Fund’s total assets to, “Real Estate Securities.” Real Estate Securities include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate and securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real Estate Securities also include securities issued by Real Estate Investment Trusts (“REITs”) or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter.

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The Fund also may invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation.

The Fund may invest in companies of any size. In selecting securities, the sub-advisor considers factors such as a company’s dividend payments, financial condition, financial performance, quality of management, policies and strategies, business plans and competitive market condition.

In addition, the Fund may invest in fixed income securities of any duration or maturity (including Treasury inflation-protected securities (“TIPS”)). Duration measures the sensitivity of the price of a fixed income investment to a change in interest rates. For example, an investment with a two-year duration means that it will decrease in value by 2% if interest rates rise 1%. Conversely, the investment will increase in value by 2% if interest rates fall 1%. TIPS are fixed income securities issued by the U.S. Treasury. The value of the fixed income security’s principal is adjusted to track changes in the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) (“CPI”). Because the interest rate on TIPS is fixed and is paid on the adjusted principal, interest payments will also rise with inflation and fall with deflation. Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The fixed income securities in which the Fund may invest include debt securities issued or guaranteed by the U.S. government or government-related entities, debt securities issued by corporations and other entities, mortgage-backed securities, and other asset-backed securities. The Fund may also invest up to 20% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the sub-advisor (also known as “junk bonds”). In selecting fixed income investments, the sub-advisor considers factors such as, but not limited to, maturity, yield, duration, interest rates, credit quality, and diversification of portfolio holdings.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivative instruments, which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. The derivative instruments that the Fund may use include options and futures to provide economic exposure to certain securities or issuers or as a hedging technique. The Fund may use one or more types of these instruments (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of the Fund’s net assets, in each case excluding bona fide hedging transactions.

Finally, the Fund may invest in investment companies, including closed-end funds, open-end funds, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and futures, and may purchase options and write covered calls to manage inflation or volatility, increase income, or gain market exposure, among other purposes. ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

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Comparison of Principal Investment Risks

A discussion regarding certain principal risks of investing in the Acquired Funds and the Acquiring Funds is set forth below. Each Acquired Fund’s and Acquiring Fund’s principal risks are substantially similar, with the exception of “Tracking Risk” which is a principal risk for the Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund series of the Trust and “Market Turbulence Resulting from COVID-19” which is a principal risk for the Acquiring Funds. An investment in a Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that a Fund will be successful in meeting its investment objective.

Securian AM Balanced Stabilization Fund:

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Market Turbulence Resulting from COVID-19 (Acquiring Funds only). An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, including the United States, the financial health of consumers, borrowers, individual companies, and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, and the performance, liquidity, credit quality and financial underpinnings of the securities in which the Fund invests, and may lead to losses on your investment in the Fund.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if the sub-advisor cannot successfully implement the Fund’s investment strategies.

Managed Volatility Strategy Risk. The sub-advisor may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole, and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

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Large Cap Company Risk. The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk. The market price of an ETF fluctuates based on changes in the ETF’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.

Tracking Risk (Acquired Fund only). Although the Fund seeks to maximize risk-adjusted total returns relative to its Benchmark Index, the Fund’s return may not match or achieve a high degree of correlation with the return of that index. In addition, to the extent that the Fund or a portion of Fund assets tracks the Benchmark Index, the Fund will be exposed to the securities included in, or representative of, such index regardless of their investment merits, and the Fund may be affected by a general decline in market segments relating to such index if the Fund does not respond by attempting to take defensive positions.

Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security. Market prices for such securities may be volatile.

Fixed Income Securities Risk. The Fund’s investments in fixed income securities will be subject to credit risk, interest rate risk, prepayment risk, duration risk, and liquidity risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity, causing the Fund to invest in fixed income securities with lower interest rates. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner when the sub-advisor believes it is otherwise desirable to do so, which may restrict the Fund’s ability to take advantage of other market opportunities.

ETN Risk. ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and will lose value if the issuer goes bankrupt. ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events. The market price of ETNs fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change. While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.

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Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund. Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset. The successful use of futures by the Fund will be subject to the sub-advisor’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Options Risk. When the Fund purchases an option on a security or index it may lose the entire premium paid. There is also the possibility that the counterparty will default in the performance of its obligations. In addition, if the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

Swap Risk. A swap is a derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument. By using swap agreements, the Fund is exposed to counterparty credit risk. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.

Short Sales Risk.  In connection with establishing a short position in an instrument, the Fund is subject to the risk that it may not always be able to borrow the instrument, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed instrument increases between the date of the short sale and the date on which the Fund replaces the instrument or closes out the position, the Fund will experience a loss.

Leverage Risk. Using futures, swaps and other derivatives creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Asset Allocation Risk. The Fund’s allocation among various asset classes and investments may not produce the desired results.

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Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices, and might thereby experience difficulty satisfying redemption requirements.

Securian AM Equity Stabilization Fund:

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Market Turbulence Resulting from COVID-19 (Acquiring Fund only). An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, including the United States, the financial health of consumers, borrowers, individual companies, and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, and the performance, liquidity, credit quality and financial underpinnings of the securities in which the Fund invests, and may lead to losses on your investment in the Fund.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if the sub-advisor cannot successfully implement the Fund’s investment strategies.

Managed Volatility Strategy Risk. The sub-advisor may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole, and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

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Large Cap Company Risk. The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk. The market price of an ETF fluctuates based on changes in the ETF’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.

Tracking Risk (Acquired Fund only). Although the Fund seeks to maximize risk-adjusted returns relative to its Benchmark Index, the Fund’s return may not match or achieve a high degree of correlation with the return of that index. In addition, to the extent that the Fund or a portion of Fund assets successfully tracks the Benchmark Index, the Fund will be exposed to the securities included in, or representative of, such index regardless of their investment merits, and the Fund may be affected by a general decline in market segments relating to such index if the Fund does not respond by attempting to take defensive positions.

Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security. Market prices for such securities may be volatile.

Foreign Securities Risk. Investments in securities issued by foreign issuers involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.

Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund. Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset. The successful use of futures by the Fund will be subject to the sub-advisor’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

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Options Risk. When the Fund purchases an option on a security or index it may lose the entire premium paid. There is also the possibility that the counterparty will default in the performance of its obligations. In addition, if the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

Short Sales Risk.  In connection with establishing a short position in an instrument, the Fund is subject to the risk that it may not always be able to borrow the instrument, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed instrument increases between the date of the short sale and the date on which the Fund replaces the instrument or closes out the position, the Fund will experience a loss.

Leverage Risk. Using futures and other derivatives creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Asset Allocation Risk. The Fund’s allocation among various asset classes and investments may not produce the desired results.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Securian AM Real Asset Income Fund:

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Market Turbulence Resulting from COVID-19 (Acquiring Fund only). An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, including the United States, the financial health of consumers, borrowers, individual companies, and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, and the performance, liquidity, credit quality and financial underpinnings of the securities in which the Fund invests, and may lead to losses on your investment in the Fund.

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Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if the sub-advisor cannot successfully implement the Fund’s investment strategies.

Concentration Risk. The Fund’s strategy of focusing its investments in Real Estate Securities (including REITs and REOCs) means that the performance of the Fund will be closely tied to the performance of that industry. Consequently, fluctuations in the market value of these investments will have a greater impact on the Fund’s performance and NAV than if the Fund did not focus its portfolio in such investments.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Large Cap Company Risk. The Fund’s investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Mid Cap and Small Cap Companies Risk. The mid cap and small cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large cap companies. Therefore, these securities may have more price volatility and be less liquid than the securities of larger, more established companies.

Foreign Securities Risk. Investments in securities issued by foreign issuers involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.

Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Convertible Securities Risk. Convertible securities risk is the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security.

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Real Estate Securities Risk. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. The value of Real Estate Securities fluctuates as real estate values change. Real estate values and incomes from real estate may decline due to economic downturns, changes in real estate market conditions, zoning laws and regulations, and increases in property taxes, operating expenses and interest rates.

MLP Risk. Holders of MLPs have limited control and voting rights on matters affecting the partnership. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. Holders of MLPs are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. The value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. Furthermore, MLPs may not be as liquid as other more commonly traded equity securities and therefore more difficult to trade at desirable times and/or prices. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLP Tax Risk. MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for U.S. federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.

Utility Company Risk.  A significant portion of utility company revenues and costs are subject to regulation by states and other regulators.  Regulatory authorities also may restrict a company’s access to new markets.  The deregulation of certain utilities companies may subject these companies to greater risks of loss.  Utilities companies may incur unexpected increases in fuel and other operating costs.  Rising interest rates could lead to higher financing costs and reduced earnings.  Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.  There is a risk that these costs will not be fully recovered through an increase in revenues.

Energy Industry Risk.  Companies engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources, such as MLPs in which the Fund invests, are subject to many risks that can negatively impact the revenues and viability of companies in this industry.  These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

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Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk. The market price of an ETF will fluctuate based on changes in the ETF’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. In addition, the Fund will bear its pro rata portion of an ETF’s expenses and the Fund’s expenses may therefore be higher than if it invested directly in securities.

ETN Risk. ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt. ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events. The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change. While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.

Fixed Income Securities Risk. The Fund’s investments in fixed income securities will be subject to credit risk, interest rate risk, prepayment risk, duration risk, and liquidity risk. Credit risk is the risk that an issuer will default or fail to pay principal and interest when due. Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of fixed income securities). The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity causing the Fund to invest in fixed income securities with lower interest rates. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner when the sub-advisor believes it is otherwise desirable to do so, which may restrict the Fund’s ability to take advantage of other market opportunities.

Floating Rate Securities Risk. Because changes in interest rates on floating (or variable) rate securities may lag behind market rate changes, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. The interest rate on a floating rate security may reset on a predetermined schedule and as a result, not reset during periods when changes in market rates are substantial. Lifetime limits on resets may also prevent their rates from adjusting to market rates. During periods of declining interest rates, because the interest rates on floating rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security. Market prices for such securities may be volatile.

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Government-Sponsored Entities Risk. The Fund invests in securities issued or guaranteed by government-sponsored entities. However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the sub-advisor (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

TIPS Risk. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk and duration risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Natural Resources Industry Risk. The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations. The securities of companies in the natural resources industry may experience more price volatility than securities of companies in other industries.

Commodities Related Investments Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility, which may cause rapid and substantial changes in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments, as well as the participation in the commodities markets of speculators.

Infrastructure Companies Risk. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

Options Risk. When the Fund purchases an option on a security or index it may lose the entire premium paid. There is also the possibility that the counterparty will default in the performance of its obligations. In addition, if the Fund writes a covered call option, during the option’s life the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.

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Futures Contracts Risk. The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of the Fund. Generally, the purchase of a futures contract will increase the Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset. The successful use of futures by the Fund will be subject to the sub-advisor’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Leverage Risk. Using futures, swaps and other derivatives creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Asset Allocation Risk. The Fund’s allocation among various asset classes and investments may not produce the desired results.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Funds and the Acquiring Funds are set forth below. Any differences between the Funds’ policies are not expected to materially impact the operation of the Funds. The fundamental limitations may only be amended with shareholder approval.

The Acquired Funds and Acquiring Funds observe the following restrictions as a matter of fundamental policy. Each Fund may not:

Acquired Funds	Acquiring Funds

Issue senior securities, borrow money or pledge their assets, except that (i) an Acquired Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit an Acquired Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies.

Issue senior securities, borrow money or pledge its assets, except that (i) an Acquiring Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit an Acquiring Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

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Acquired Funds	Acquiring Funds

Underwrite the securities of other issuers (except that an Acquired Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act).

Act as underwriter, except to the extent an Acquiring Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although an Acquired Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

Purchase or sell real estate or interests in real estate or real estate limited partnerships (although an Acquiring Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).

Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent an Acquired Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent an Acquiring Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Make loans of money (except for the lending of an Acquired Fund’s portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Acquired Fund).

Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of an Acquiring Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of an Acquiring Fund’s net assets.

Invest in the securities of any one industry or group of industries if, as a result, 25% or more of an Acquired Fund’s total assets would be invested in the securities of such industry or group of industries, except that the Securian AM Real Asset Income Fund will invest at least 25% of such Fund’s assets in the securities of companies that are secured by real estate and securities of companies that invest or deal in real estate; however, the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the Securian AM Real Asset Income Fund will invest more than 25% of its net assets in the securities of companies that are secured by real estate and securities of companies that invest or deal in real estate.

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Acquired Funds	Acquiring Funds
With respect to 75% of an Acquired Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Acquired Fund’s total assets would be invested in the securities of that issuer; or (2) the Acquired Fund would hold more than 10% of the outstanding voting securities of that issuer.	With respect to 75% of an Acquiring Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer, or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Acquired Funds and Acquiring Funds observe the following restrictions as a matter of non-fundamental policy. These restrictions can be changed by the Board, but the change will only be effective after prior written notice is given to shareholders of a Fund.

●	Under normal market conditions, the Securian AM Real Asset Income Fund will invest at least 80% of its net assets in “real assets” and securities of companies that derive at least 50% of their revenue from activities related to real assets.

●	Under normal circumstances, the Securian AM Real Asset Income Fund will invest at least 40% of its total assets in securities which are secured by real estate and securities of companies that invest or deal in real estate.

●	Pursuant to the Internal Revenue Code of 1986, as amended, the Securian AM Real Asset Income Fund may hold no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.

●	Under normal market conditions, the Securian AM Equity Stabilization Fund will invest at least 80% of its net assets in equity securities.

The Acquired Fund and the Acquiring Fund observe the following restriction regarding investments in illiquid securities as a matter of operating but not fundamental policy.

Acquired Funds	Acquiring Funds

If at any time an Acquired Fund’s illiquid investments are greater than 15% of its net assets, the Acquired Fund will determine how to remediate the excess illiquid investments in accordance with the 1940 Act and the Acquired Fund’s policies and procedures.

Each Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable, repurchase agreements with more than seven days to maturity, and securities that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

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E.	Comparison of Investment Advisory and Sub-Advisory Agreements and Expense Limitation Agreements

Investment Advisory Agreements

Securian AM serves as investment advisor to the Acquired Funds pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Trust. The Investment Advisory Agreement describes the services that Securian AM provides to the Acquired Funds, which generally include reviewing, supervising, and administering the investment program of the Acquired Funds. Securian AM is not liable to the Trust under the terms of the Investment Advisory Agreement for any action or inaction of the advisor relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the advisor’s duties or obligations under the Investment Advisory Agreement. The Investment Advisory Agreement will terminate automatically in the event of its assignment.

Pursuant to the terms of the Investment Advisory Agreement, Securian AM receives a monthly management fee that is calculated at the annual rate of 0.55% of the Securian AM Balanced Stabilization Fund’s average daily net assets, 0.55% of the Securian AM Equity Stabilization Fund’s average daily net assets, and 0.75% of the Securian AM Real Asset Income Fund’s average daily net assets.

Securian AM has contractually agreed to waive fees and/or pay for operating expenses of the Acquired Funds to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions, and extraordinary expenses) do not exceed 0.55% of the average daily net assets for the Securian AM Balanced Stabilization Fund, 0.55% of the average daily net assets for the Securian AM Equity Stabilization Fund, and 0.75% of the average daily net assets of the Securian AM Real Asset Income Fund. The operating expenses limitation agreement is indefinite, but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or by Securian AM. Fees waived and expenses paid by Securian AM may be reimbursed for a period of 36 months following the month during which such fee waiver and/or expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment.

Similar to the current Investment Advisory Agreement, the new investment advisory agreement between IMST and Liberty Street (the “Liberty Street Investment Advisory Agreement”) describes the services Liberty Street will provide to the Acquiring Funds, which are similar to the services currently provided by Securian AM to the Acquired Funds. In addition, as the Acquiring Funds’ investment advisor, Liberty Street has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection, will be responsible for making recommendations to the Board of Trustees of IMST (the “IMST Board”) with respect to hiring, termination and replacement of any sub-advisor of the Acquiring Fund. Liberty Street is not liable to IMST under the terms of the Liberty Street Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by Liberty Street or IMST in connection with the performance of the Liberty Street Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by Liberty Street with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Liberty Street’s part in the performance of its duties or from reckless disregard by it of its duties under the Liberty Street Investment Advisory Agreement. If the Reorganization is approved by the shareholders of the Acquired Fund, the Liberty Street Investment Advisory Agreement would continue in force with respect to the Acquiring Fund for a period of two years after the effective date of the Liberty Street Investment Advisory Agreement, unless sooner terminated as provided in the Liberty Street Investment Advisory Agreement. The Liberty Street Investment Advisory Agreement would continue in force from year to year thereafter with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act. The Liberty Street Investment Advisory Agreement may be terminated with respect to the Acquiring Fund at any time, without the payment of any penalty: (i) by the IMST Board or by a vote of a majority of the outstanding voting securities of the Acquiring Fund on 60 days’ written notice to Liberty Street; or (ii) by Liberty Street on 60 days’ written notice to IMST. The Liberty Street Investment Advisory Agreement will terminate automatically in the event of its assignment.

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Pursuant to the terms of the Liberty Street Investment Advisory Agreement, Liberty Street will be entitled to receive a monthly management fee that is calculated at the annual rate of 0.70% of the Securian AM Balanced Stabilization Fund’s average daily net assets, 0.70% of the Securian AM Equity Stabilization Fund’s average daily net assets, and 0.75% of the Securian AM Real Asset Income Fund’s average daily net assets, which are higher than the management fees that Securian AM is currently entitled to receive from each respective Acquired Fund.

Liberty Street has contractually agreed until December 31, 2023, to waive its fees and/or pay for operating expenses of each Acquiring Fund to ensure that the total annual fund operating expenses (excluding as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of each Acquiring Fund do not exceed 0.95% of the average daily net assets of the Acquiring Fund’s Institutional Class shares. Fees waived and expenses paid by Liberty Street may be reimbursed for a period ending three full fiscal years from the day of any such waiver or payment if the reimbursement will not cause an Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Liberty Street will not seek reimbursement of fees previously waived or reimbursed by Securian AM to the Acquired Funds.

Investment Sub-Advisory Agreement

Currently, the Acquired Funds do not have investment sub-advisory arrangements. If the Reorganization is approved, Liberty Street will serve as investment advisor to the Acquiring Fund and Securian AM will serve as investment sub-advisor pursuant to an investment sub-advisory agreement with Liberty Street (the “Investment Sub-Advisory Agreement”). The Investment Sub-Advisory Agreement provides that Securian AM make the investment decisions for and continuously review, supervise and administer the investment program of the Acquiring Fund, subject to the supervision of, and policies established by Liberty Street and the IMST Board.

The Investment Sub-Advisory Agreement would go into effect following the applicable Reorganization and would remain in effect with respect to the Acquiring Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Acquiring Fund, provided that such continuance is specifically approved at least annually in a manner required by the 1940 Act. The Investment Sub-Advisory Agreement may be terminated with respect to the Acquiring Fund at any time, without the payment of any penalty: (i) by the IMST Board, by a vote of a majority of the outstanding voting securities of the Acquiring Fund or by Liberty Street on 60 days’ written notice to Securian AM; or (ii) by Securian AM on 60 days’ written notice to IMST. The Investment Sub-Advisory Agreement shall terminate immediately upon its assignment or upon termination of the Liberty Street Investment Advisory Agreement with IMST. For its investment sub-advisory services with respect to each Acquiring Fund, Securian AM is entitled to receive an annual fee paid by Liberty Street at an annual rate equal to 0.35% of the gross investment advisory fee received by Liberty Street with respect to the Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund, and 0.375% of the gross investment advisory fee received by Liberty Street with respect to the Securian AM Real Asset Income Fund.

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F.	Comparison of Distribution, Shareholder Servicing Fee, Purchase and Redemption Procedures, Minimum Initial and Subsequent Investment Amounts, Automatic Investments, Exchanges and Small Accounts, Pricing of Fund Shares and Valuation Procedures

Set forth below is a comparison of certain information regarding the distribution, shareholder servicing, purchase and redemption procedures, and valuation procedures of the Acquired Funds and the Acquiring Funds.

Distribution

Quasar Distributors, LLC serves as distributor to the Acquired Funds.

Foreside Fund Services, LLC is the distributor to the Acquiring Funds.

Shareholder Servicing Fee

The Acquired Funds’ Institutional Class Shares are not subject to any shareholder servicing fees.

The Acquiring Funds’ Institutional Class Shares are subject to a shareholder servicing fee. Each Acquiring Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Since these fees are paid out of the Acquiring Fund’s assets attributable to the Acquiring Fund’s Institutional Class Shares, these fees will increase the cost of an investment in the Acquiring Fund. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Acquiring Funds on behalf of shareholders, forwarding communications from the Acquiring Funds, providing sub-accounting with respect to Acquiring Funds’ shares, and other similar services.

Purchase and Redemption Procedures

Shares for both the Acquired Funds and the Acquiring Funds may be purchased by mail, by phone, by wire, or from your dealer, financial adviser or other financial intermediary. The Acquired Funds and the Acquiring Funds both allow for redemption payments in the form of check or federal wire transfer. For both the Acquired Funds and the Acquiring Funds, redemption requests may be made by mail or telephone. Both the Acquired Funds and Acquiring Funds will process your redemption request and send your proceeds within seven calendar days after receiving your redemption request. The Acquired Funds and the Acquiring Funds do not impose a redemption fee. Under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Acquired Funds and the Acquiring Funds may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind). Please see each Acquired Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about purchasing and redeeming of shares of the Acquired Funds. Please see Appendix B for additional information about purchasing and redeeming shares of the Acquiring Funds.

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Minimum Initial and Subsequent Investment Amounts, Automatic Investments, Exchanges and Small Accounts

The Acquiring Funds’ investment minimums and subsequent investment minimums are higher than the investment minimums of the Acquired Funds. The minimum initial investment, additional investment, account size requirements and minimums for automatic investment plans for the Acquiring Funds will be waived for existing Acquired Fund shareholders.

The Funds’ minimum investments are as follows:

Acquired Funds – Institutional Class Shares	To Open an Account	To Add To An Account
All Accounts	$100,000	$1,000

Acquiring Funds – Institutional Class Shares	To Open an Account	To Add To An Account
All Accounts	$1,000,000	$100,000

Both the Acquired Funds and Acquiring Funds allow investors to establish an automatic investment plan to invest a specific amount of money into their account. Automatic investments must be at least $100 for Institutional Class Shares of the Acquired Funds. The automatic investments for Institutional Class Shares of the Acquiring Funds is $100,000, which is higher than the minimum for the Acquired Funds. In addition, both the Acquired Funds and Acquiring Funds allow shareholders to exchange all or a portion of your investment from a Fund to the same class of shares of other funds managed by the advisor.

The Acquired Funds reserve the right to redeem the shares of any shareholder whose account balance is less than $25,000, other than as a result of a decline in the NAV of an Acquired Fund. The Acquired Funds will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account. The Acquiring Funds reserve the right to redeem shares of any shareholder whose account balance is less than $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Class Shares, other than as a result of a decline in the NAV of an Acquiring Fund. The Acquiring Funds will provide a shareholder with written notice prior to redeeming the shareholder’s account. If, after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) for Institutional Shares, the Acquiring Fund may close your account if your balance falls below the Acquiring Fund’s minimum initial investment amount due to your redemption activity.

Frequent Trading

Both the Acquired Funds and Acquiring Funds are intended for long-term investors and discourage short-term trading. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board of Trustees of the Trust and the Board of Trustees of IMST have adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Acquired Funds and Acquiring Funds may take steps to reduce the frequency and effect of these activities in the Funds including, among other things, monitoring trading activity and restricting a shareholder from making additional purchases in the Fund. Please see each Acquired Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about frequent trading of the Acquired Funds. Please see Appendix B for additional information about frequent trading of the Acquiring Funds.

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Pricing of Fund Shares

The price of each Acquired Fund’s shares and each Acquiring Fund’s shares is based on its NAV.  The NAV is calculated by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of shares outstanding of such class. Each Fund’s NAV is calculated as of 4:00 p.m., Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE if open for trading  A Fund’s NAV will not be calculated, nor may investors purchase or redeem Fund shares, on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed and such trading may materially affect the NAV.

Valuation

Both the Acquired Funds’ and Acquiring Funds’ assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available and/or when in the judgment of the Fund’s advisor the valuation is unreliable, a Fund may value a security or other assets at its fair value as determined under fair value pricing procedures approved by the applicable Board. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. When fair value pricing is employed, the security prices that a Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. In the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time a Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

G.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of each Acquired Fund will be asked to approve the Reorganization Agreement to reorganize the Acquired Fund into the corresponding Acquiring Fund as follows:

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Managed Portfolio Series		Investment Managers Series Trust
Securian AM Balanced Stabilization Fund Institutional Class Shares	→	Securian AM Balanced Stabilization Fund Institutional Class Shares
Securian AM Equity Stabilization Fund Institutional Class Shares	→	Securian AM Equity Stabilization Fund Institutional Class Shares
Securian AM Real Asset Income Fund Institutional Class Shares	→	Securian AM Real Asset Income Fund Institutional Class Shares

Shareholders of each Acquired Fund will receive Institutional Class Shares of the corresponding Acquiring Fund. Each Acquiring Fund is a newly organized fund that will commence operations upon the closing of the applicable Reorganization. If the Reorganization Agreement is approved by the shareholders of an Acquired Fund and the applicable Reorganization is completed, the Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (i) a number of full and fractional shares of Institutional Class Shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund on the Closing Date, which is expected to occur as of the close of business on December 11, 2020, and (ii) the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the Institutional Class Shares of the corresponding Acquiring Fund received in exchange for the Acquired Fund’s shares to its shareholders in proportion to the relative net asset value of their holdings of shares of the Acquired Fund by instructing IMST’s transfer agent to establish accounts in the corresponding Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with a Reorganization will not be borne by the applicable Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the corresponding Acquired Fund’s shareholders.

The holding period for an Acquired Fund’s shares will carry over to the corresponding Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable exchange fees. Upon completion of a Reorganization, each shareholder of the applicable Acquired Fund will own a number of full and fractional shares of Institutional Class Shares of the corresponding Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Acquired Fund at the time of the exchange.

Until the closing, shareholders of an Acquired Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the closing will be treated as requests received for the redemption or purchase of shares of the corresponding Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the corresponding Acquiring Fund that they receive in the transaction at their then-current NAV per share. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the corresponding Acquiring Fund in the Reorganization.

Each Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the applicable Acquired Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective as of the close of business on [December 11, 2020], or such other date agreed to by the Trust and IMST.

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Liberty Street and Securian AM have agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that Liberty Street’s and Securian AM’s payment of those costs would result in certain adverse tax consequences. Liberty Street and Securian AM will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Reorganization by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the closing by the Board or the IMST Board if, among other reasons, the Board or the IMST Board determines that the Reorganization is not in the best interest of its shareholders.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

2.	Description of the Acquiring Funds’ Shares

Each Acquiring Fund’s Institutional Class shares issued to the shareholders of the corresponding Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. An Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus.

3.	Board Considerations Relating to the Proposed Reorganizations

The Board considered and discussed the Reorganizations with representatives of Securian AM and Liberty Street at a meeting held on August 19, 2020, and approved the Reorganizations at the meeting, subject to the approval of the Acquired Funds’ shareholders.

At the Trust’s Board meeting held on August 19, 2020, Securian AM, the Acquired Funds’ investment advisor, recommended that the Trustees approve the Reorganizations. Securian AM proposed the Reorganizations following a strategic review process focused on the capabilities, strategic alignment and comparative value of certain products and strategies offered by Securian AM. A component of this strategic review focused on the offering of proprietary mutual funds. After a thorough review, Securian AM determined that the Acquired Funds’ current sponsorship structure does not maximize growth prospects of the Acquired Funds. In addition, Securian AM determined that the Acquired Funds’ current expense structure, whereby Securian AM bears any Acquired Fund expenses over the investment advisory fee, is not sustainable over the long-term. As a result of its ongoing losses experienced under the current expense structure, Securian AM believes, in the absence of the Reorganizations, it would likely recommend that the Board approve the liquidation of the Acquired Funds. Securian AM added that, if an Acquired Fund were to liquidate, it is expected that such liquidation would result in the recognition of gain or loss by an Acquired Fund or its shareholders; in contrast, each Reorganization is generally not expected to result in recognition of gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes. If the Reorganizations are approved, Securian AM and Liberty Street believe the increased investment advisory fees and expense limitations will provide the Acquiring Funds a more sustainable economic footing for long-term viability.

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Securian AM believes it is in the best interest of the Acquired Funds and their shareholders for Securian AM to continue to manage the Funds as sub-advisor with Liberty Street assuming supervisory advisory services as investment advisor. Liberty Street has extensive experience providing investment advisory services to mutual funds, as well as working with fund sub-advisors. Securian AM believes the Acquired Funds can benefit from Liberty Street’s investment advisory experience and that Liberty Street can differentiate the Acquiring Funds in the marketplace and add the Acquiring Funds to the existing Liberty Street fund agreements that are in place with a significant number of distribution platforms, which could potentially add size and scale to the Acquiring Funds, which would likely result in decreased gross operating expenses over the long term.

In considering and approving the Reorganizations, the Trustees reviewed the proposed Reorganizations from the point of view of the interests of the Acquired Funds and their respective shareholders and discussed the future of the Acquired Funds and the potential advantages of reorganizing the Acquired Funds into the Acquiring Funds. Among other things, the Board reviewed the overall proposals for the Reorganizations, the principal terms and conditions of the Reorganization Agreements, including that the Reorganizations be consummated on a tax-free basis, the recommendation from Securian AM, and certain other materials and information provided prior to and during the meeting.

In considering the proposed Reorganizations, the Trustees (with the advice and assistance of independent counsel) took into account a number of factors. Specifically, the Board considered the following significant factors, among others and in no order of priority:

●	each Reorganization was recommended by Securian AM as the investment advisor to the Acquired Funds;

●	Liberty Street’s experience and expertise in providing investment advisory services to mutual funds, as well as supervising sub-advisers to mutual funds and in providing administrative, compliance and other services;

●	the fact that Securian AM will be able to focus on its portfolio management responsibilities as sub-adviser to the Acquiring Funds;

●	the terms and conditions of the Reorganizations;

●	the investment objectives, policies and strategies of each Acquired Fund and the corresponding Acquiring Fund are the same;

●	Securian AM, and the Acquired Funds’ current portfolio managers, will continue to provide the day-to-day management of the Acquiring Funds’ portfolios;

●	although the proposed management fees for the Securian AM Balanced Stabilization and Securian AM Equity Stabilization Funds will increase in connection with such Reorganizations, the proposed management fees are currently below each Fund’s peer group median (as determined by Broadridge/Morningstar);

●	the proposed management fee for the Securian AM Real Asset Fund is the same as the current management fee for such Fund, which is in line with the Fund’s peer group median (as determined by Broadridge/Morningstar);

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●	Liberty Street has agreed to cap the fees and expenses attributable to the Institutional Class Shares for each Acquiring Fund until December 31, 2023;

●	although the proposed total annual fund operating expenses (before and after waivers) for each Acquired Fund will increase in connection with the Reorganizations, that the total annual fund operating expenses (after waivers) are currently below the peer group median (as determined by Broadridge/Morningstar) for the Securian AM Balanced Stabilization and Securian AM Equity Stabilization Funds, and the total annual fund operating expenses (after waivers) are currently above the peer group median (as determined by Broadridge/Morningstar) for the Securian AM Real Asset Income Fund but are competitive as they relate to peer funds;

●	Liberty Street will pay sub-advisory fees to Securian AM from the fees it earns as investment advisor to the Acquiring Funds;

●	Securian AM has indicated that the Acquired Funds’ current expense structure, whereby Securian AM bears any Acquired Fund expenses over the investment advisory fee, is not sustainable over the long-term, and that as a result of the ongoing losses experienced under the current expense structure, Securian AM believes, in the absence of the Reorganizations, it would likely recommend that the Board approve liquidating the Acquired Funds;

●	Securian AM and Liberty Street believe the increased investment advisory fees and expense limitations will provide the Acquiring Funds a more sustainable economic footing for long-term viability;

●	Liberty Street can add the Acquiring Funds to the existing Liberty Street fund agreements that are in place with a significant number of distribution platforms, which could potentially add size and scale to the Funds, which would likely result in decreased gross operating expenses over the long term;

●	the Acquired Funds will not bear the cost of the Reorganizations;

●	each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Fund and the shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	the waiver of certain minimum initial investment, additional investment, account size requirements and minimums for automatic investment plans for shareholders of each Acquired Fund following the Reorganization;

●	the potential benefits to the shareholders of each Acquired Fund, including Liberty Street’s access to broader distribution capabilities through its affiliate, HRC Fund Associates, LLC;

●	whether the interests of the shareholders of each Acquired Fund would not be diluted as a result of the Reorganizations; and

●	shareholders of the Acquired Funds who do not wish to become shareholders of the Acquiring Funds may redeem their shares of the Acquired Funds before the Reorganizations.

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The Board also considered possible alternatives to the Reorganizations and weighed the benefits of such alternatives, including the liquidation of one or more Acquired Funds and the viability of maintaining an Acquired Fund in its current state of operations if a Reorganization were not approved by such Fund’s shareholders. In considering the alternative of liquidating the Acquired Funds and the potential tax consequences to shareholders, the Board noted that: (1) shareholders not wishing to become part of the Acquiring Funds could redeem their shares of the Acquired Fund without penalty (however, redeeming shareholders will recognize a taxable gain or loss for federal income tax purposes based on the difference between the shareholder’s tax basis in the shares and the amount the shareholder receives for them); and (2) the Reorganization would allow shareholders of an Acquired Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with the same investment objective and strategies and the same portfolio management team. With regard to maintaining the Acquired Funds in their current state of operations, the Board determined that the Reorganization may provide for longer term potential for asset growth, which would likely reduce each Acquired Fund’s total operating expenses.

The Board also considered that the proposed Reorganizations may provide certain benefits to Securian AM. These benefits include the opportunity for Securian AM to receive sub-advisory fees from Liberty Street in exchange for providing investment management services to the Acquiring Funds. In addition, in serving as sub-advisor rather than as investment advisor to the Acquiring Funds, Securian AM would have no contractual requirement with the Acquiring Funds for a required level of advisory fee waiver or expense reimbursement. The Board further considered that Securian AM will receive payments from Liberty Street, which will be made by Liberty Street from its own resources and not by the Acquiring Funds or their shareholders, for a period of three years after the completion of the Reorganizations in recognition of the consent and assistance of Securian AM with respect to the Reorganizations and for efforts by Securian AM to maintain and service relationships with shareholders of the Acquired Funds after completion of the Reorganizations. The Board also considered that Liberty Street will serve as investment advisor to the Acquiring Funds and will therefore receive fees from the Acquiring Funds for its services. In addition, Liberty Street’s affiliated broker-dealer, HRC Fund Associates, LLC, may be deemed to have an interest in the Reorganizations because it will market the Acquiring Funds’ shares pursuant to a marketing agreement with Liberty Street. Pursuant to the marketing agreement, Liberty Street pays HRC Fund Associates, LLC out of its own resources and without additional cost to the Acquiring Funds or their shareholders. The Board also considered that Liberty Street and Securian AM will enter into an agreement for the sharing of certain fund support expenses related to the ongoing operations of the Acquiring Funds.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization of each Acquired Fund as proposed by Securian AM is in the best interests of each Acquired Fund and its respective shareholders and that the interests of the existing shareholders of the Acquired Funds will not be diluted as a result of the Reorganizations. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of each Acquired Fund, subject to approval of the Board of Trustees of IMST and the approval of each Acquired Fund’s shareholders.

The Board recommends that shareholders of each Acquired Fund vote to approve the applicable Reorganizations.

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4.	Federal Income Tax Consequences

For each year of its existence, each Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes each Acquired Fund has been, and will continue through the closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the closing of each Reorganization, the Trust will receive an opinion of counsel with respect to that Reorganization substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the applicable Acquired Fund and the corresponding Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the applicable Acquired Fund upon the transfer of all its assets to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the corresponding Acquiring Fund of each asset transferred from the applicable Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the corresponding Acquiring Fund of each asset transferred from the applicable Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the corresponding Acquiring Fund upon its receipt of all the assets of the applicable Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the shares of the corresponding Acquiring Fund that each shareholder of the applicable Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	Each Acquired Fund shareholder’s holding period for the corresponding Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the applicable Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and

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●	The taxable year of the applicable Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST, the applicable Acquired Fund and the corresponding Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with any Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

By reason of each Reorganization, the applicable Acquiring Fund will succeed to and take into account any capital loss carryforwards of the corresponding Acquired Fund. No Reorganization is expected to result in limitations on the applicable Acquiring Fund’s ability to use any capital loss carryforwards of the corresponding Acquired Fund.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Trust is a Delaware statutory trust governed by its Amended and Restated Agreement and Declaration of Trust (the “Trust Declaration of Trust”), Amended and Restated By-Laws and a Board of Trustees. Similarly, IMST is a Delaware statutory trust governed by its Amended and Restated Agreement and Declaration of Trust (the “IMST Declaration of Trust”), By-Laws and a Board of Trustees. The operations of the Trust and IMST are also governed by applicable state and federal law.

Shares. The Trust and IMST are authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent. Pursuant to the Trust Declaration of Trust, shareholders have the power to vote only for the following: (i) for the election and removal of Trustees, and (ii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Trust Declaration of Trust, the Amended and Restated By-Laws or any registration of the Trust with the SEC, or as the Trustees may consider necessary or desirable.

The IMST Declaration of Trust provides that shareholders have the power to vote only for the following: (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other types of organizations or individuals who provide services for or on behalf of IMST and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST or any series of IMST; (iv) with respect to any amendment of the IMST Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as to a class action on behalf of IMST or any series of IMST, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST as may be required by the 1940 Act, the IMST Declaration of Trust, the By-Laws or any registration of IMST with the SEC or any State, or as the Trustees may consider necessary or desirable.

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The presence in person (or via a virtual meeting, if applicable) or by proxy of one-third of the holder of shares of the Trust or IMST entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the applicable Declaration of Trust or the applicable By-Laws, and with respect to the IMST Declaration of Trust only, when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series.

Both the Trust Declaration of Trust and IMST Declaration of Trust provide that on each matter submitted to a vote of shareholders, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the applicable Declaration of Trust and applicable By-Laws or as shall be permitted by the Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. The Trust and IMST are not required to, and do not, have annual meetings. Nonetheless, the Board and the IMST Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust Declaration of Trust and Trust’s Amended and Restated By-Laws and the IMST Declaration of Trust and IMST’s By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The Trust and IMST must call a shareholder meeting when requested in writing by shareholders holding at least 10% of the shares outstanding.

Shareholder Liability. Both the Trust’s and IMST’s trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or IMST or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Funds or the Acquiring Funds, respectively. Shareholders of the Trust and IMST have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability. Both the Trust and IMST indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST do not provide indemnification for liabilities due to a trustee’s willful misconduct, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. Both the Trust Board and the IMST Board may amend the Trust Declaration of Trust and IMST Declaration of Trust, respectively, by an instrument signed by a majority of each respective Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Trust and IMST. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

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6.	Capitalization

The following table shows, as of August 31, 2020 (1) the unaudited capitalization of each Acquired Fund and unaudited capitalization of each Acquiring Fund, and (2) the pro forma combined capitalization of each Acquiring Fund, giving effect to the proposed Reorganization as of that date:

Securian AM Balanced Stabilization Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Institutional Class Shares	$66,438,986	$14.15	4,694,443
Acquiring Fund Institutional Class Shares	$66,438,986	$14.15	4,694,443
Acquiring Fund Institutional Class Shares (Pro forma)	$66,438,986	$14.15	4,694,443

Securian AM Equity Stabilization Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Institutional Class Shares	$31,067,670	$11.59	2,680,846
Acquiring Fund Institutional Class Shares	$31,067,670	$11.59	2,680,846
Acquiring Fund Institutional Class Shares (Pro forma)	$31,067,670	$11.59	2,680,846

Securian AM Real Asset Income Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Acquired Fund Institutional Class Shares	$67,950,493	$9.49	7,157,594
Acquiring Fund Institutional Class Shares	$67,950,493	$9.49	7,157,594
Acquiring Fund Institutional Class Shares (Pro forma)	$67,950,493	$9.49	7,157,594

H.	Additional Information about the Funds

1.	Past Performance of the Acquired Funds

Performance Summary

The bar charts and performance tables that follow provide some indication of the risks and variability of investing in the Acquired Funds by showing the changes in each Acquired Fund’s performance from year to year since inception, and by showing how each Acquired Fund’s average annual total returns have varied from year-to-year and compare with those of a broad measure of market performance. An Acquired Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information, current through the most recent month end, is available at www.securianamfunds.com or by calling the Funds toll-free at 1-855-824-1355. If the Reorganization is approved, an Acquiring Fund will assume the performance history of it corresponding Acquired Fund.

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Securian AM Balanced Stabilization Fund

Calendar Year Total Returns As of December 31:

Best Quarter: 3/31/2019 8.91%      Worst Quarter: 12/31/2018 -7.83%

Year-to-Date as of September 30, 2020: [__]%

Average Annual Total Returns for the periods ended December 31, 2019
	One Year	Since Inception (9/28/2015)
Institutional Class Shares
Return Before Taxes	20.10%	10.95%
Return After Taxes on Distributions	18.84%	9.60%
Return After Taxes on Distributions and Sale of Fund Shares	12.12%	8.18%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	15.88%
Securian AM DMV Benchmark Index (reflects no deduction for fees, expenses or taxes)	22.18%	10.92%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to those investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

 45

Securian AM Equity Stabilization Fund

Calendar Year Total Returns As of December 31:

Best Quarter: 3/31/2019 7.35% Worst Quarter: 12/31/2018 -7.50% Year-to-Date as of September 30, 2020: [__]%

Average Annual Total Returns for the periods ended December 31, 2019
	One Year	Since Inception (9/28/2015)
Institutional Class Shares
Return Before Taxes	16.90%	8.50%
Return After Taxes on Distributions	16.29%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	10.49%	6.60%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	15.88%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	26.60%	12.21%
Securian AM MVE Benchmark Index (reflects no deduction for fees, expenses or taxes)	21.34%	11.32%

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to those investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

 46

Securian AM Real Asset Income Fund

Calendar Year Total Returns As of December 31:

Best Quarter: 3/31/2019 13.92% Worst Quarter: 12/31/2018 -8.00% Year-to-Date as of September 30, 2020: [__]%

Average Annual Total Returns for the periods ended December 31, 2019
	One Year	Five Years	Since Inception (9/12/2012)
Institutional Class Shares
Return Before Taxes	20.28%	4.43%	6.90%
Return After Taxes on Distributions	18.72%	2.94%	5.14%
Return After Taxes on Distributions and Sale of Fund Shares	12.55%	2.91%	4.75%
Morningstar US Real Asset Index	9.87%	2.22%	1.87%
Securian AM Real Asset Income Benchmark (reflects no deduction for fees, expenses or taxes; see above for components of the benchmark)	20.95%	5.47%	7.58%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to those investors who hold shares of the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal years ended August 31, 2019 and 2020, the Acquired Funds’ portfolio turnover rates were as follows:

	2019	2020
Securian AM Balanced Stabilization Fund	1%	[6%]
Securian AM Equity Stabilization Fund	8%	[17%]
Securian AM Real Asset Income Fund	46%	[50%]

2.	Investment Advisor, Sub-Advisor and Portfolio Managers

The Acquired Funds’ investment advisor is Securian AM, located at 400 Robert Street North, St. Paul, Minnesota 5510. Securian AM is a registered investment advisor with the SEC. Securian AM has provided investment advisory services to individuals and institutional accounts since 2005 and to each Acquired Fund since inception.

Securian AM is responsible for the day-to-day management of the Acquired Funds’ portfolios, selection of the Acquired Funds’ portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board. As of August 31, 2020, Securian AM had approximately $53 billion in assets under management. A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and Securian AM is included in the Acquired Funds’ semi-annual report for the period ended February 29, 2020. The Acquired Funds do not have an investment sub-advisor.

If the Reorganization is approved, Liberty Street, with its principal place of business at 100 Wall Street, 20th Floor, New York, New York 10005, will become the investment advisor to the Acquiring Funds pursuant to a new investment advisory agreement with IMST, on behalf of the Acquiring Funds. Securian AM will become investment sub-advisor to the Acquiring Funds. As investment advisor to the Acquiring Funds, Liberty Street will provide investment advisory services to the Acquiring Funds, including oversight of Securian AM, as the Acquiring Funds’ sub-advisor, ensuring quality control of Securian AM’s investment process, and monitoring and measuring the Acquiring Funds’ risk and return against appropriate benchmarks and peers. Liberty Street is a registered investment advisor and provides investment advisory services to mutual funds and a private fund. As of August 31, 2020, Liberty Street had approximately $1.07 billion in assets under management.

The following persons serve as the primary portfolio managers for the Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund and will continue to serve in such roles for the applicable Acquiring Fund if the applicable Reorganization is consummated:

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Portfolio Manager and Title	Primary Portfolio Manager of the Acquired Fund Since	Business Experience During Past Five Years
Craig M. Stapleton, CFA Senior Vice President and Portfolio Manager, Securian AM	September 2015	Senior Vice President and Portfolio Manager, Securian AM since July 2018; Vice President and Portfolio Manager, Securian AM since December 2012; Portfolio Manager, Securian AM since June 2012; Associate Portfolio Manager, Securian AM since 2010.
Jeremy Gogos, Ph.D., CFA Vice President and Portfolio Manager, Securian AM	June 2017	Vice President and Portfolio Manager, Securian AM since January 2018; Vice President and Associate Portfolio Manager, Securian AM since June 2017; Quantitative Analyst, Securian AM since 2013; Senior Leader, Securian Financial Group 2007-2013.
Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 2017	Vice President and Portfolio Manager, Securian AM since January 2018; Vice President and Senior Quantitative Analyst, Securian AM since 2007.

The following persons serve as the primary portfolio managers for the Securian AM Real Asset Income Fund and will continue to serve in such roles for the Acquiring Fund if the applicable Reorganization is consummated:

Portfolio Manager and Title	Primary Portfolio Manager of the Acquired Fund Since	Business Experience During Past Five Years
Joseph R. Betlej, CFA Vice President and Portfolio Manager, Securian AM	September 2012	Vice President and Portfolio Manager, Securian AM since August 1996.
Lowell R. Bolken, CFA Vice President and Portfolio Manager, Securian AM	September 2012	Vice President and Portfolio Manager, Securian AM since August 2010.
Craig M. Stapleton, CFA Senior Vice President and Portfolio Manager, Securian AM	September 2012	Senior Vice President and Portfolio Manager, Securian AM since July 2018; Vice President and Portfolio Manager, Securian AM since December 2012; Portfolio Manager, Securian AM since June 2012; Associate Portfolio Manager, Securian AM since 2010.

 49

The Acquired Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Acquired Funds.

3.	Trustees and Service Providers for the Acquired Funds and Acquiring Funds

The Trust and IMST are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Trust has four trustees, each of whom is not considered an "interested person" of the Trust. The following individuals comprise the Board of Trustees of the Trust: David A. Massart, Leonard M. Rush, David M. Swanson, and Robert J. Kern.

Trustees of IMST

The IMST Board has six trustees, four of whom are not considered “interested persons” of IMST. The following individuals comprise the IMST Board: Charles H. Miller, Ashley Toomey Rabun, William H. Young, John P. Zader, Eric M. Banhazl (interested Trustee) and Maureen Quill (interested Trustee).

Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Trust	IMST
Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Quasar Distributors, LLC 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Auditor	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202	Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	U.S. Bank N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

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III.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Funds. The Special Meeting will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

You may vote in one of the following ways:

●	In person (or via a virtual meeting, if applicable) at the Special Meeting;
●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy card;
●	call the toll-free number [________] to reach an automated touchtone voting line; or
●	call the toll-free number [________] to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to an Acquired Fund. You may also give written notice of revocation in person (or via a virtual meeting, if applicable) at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on October 12, 2020 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of an Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person (or via a virtual meeting, if applicable) or by proxy of shareholders owning one-third of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of each Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of an Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of an Acquired Fund.

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If the shareholders of an Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will consider what further actions to take with respect to the Acquired Fund, including potentially approving the liquidation of the Acquired Fund.

Adjournments

If a quorum of shareholders of an Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to an Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder's rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on October 12, 2020 is the Record Date for determining the shareholders of the Acquired Funds entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. Liberty Street has retained [__________] to provide proxy services, at an anticipated cost of approximately $[____]. Liberty Street and Securian AM will bear the costs of the Special Meeting, including legal costs, the costs of retaining [_______], and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy can also be revoked by proxy voting again at a later date through the toll-free number or the Internet address listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

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D.	Voting Securities and Principal Holders

Shareholders of the Acquired Funds at the close of business on the Record Date will be entitled to be present and vote on the proposal related to the Acquired Funds at the Special Meeting. As of the Record Date, the following shares were outstanding and entitled to vote at the Special Meeting:

Shares Outstanding and Entitled to Vote
Securian AM Balanced Stabilization Fund
Securian AM Equity Stabilization Fund
Securian AM Real Asset Income Fund

There were no outstanding shares of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations.

To the knowledge of the Acquired Funds, as of the Record Date, the following persons held of record or beneficially 5% or more of the outstanding shares of the Acquired Funds. Persons holding more than 25% of the outstanding shares of an Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Securian AM Balanced Stabilization Fund Institutional Class Shares
Shareholder Name/Address	Percentage of Total Outstanding Shares of the Institutional Class Shares as of the Record Date

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Securian AM Equity Stabilization Fund Institutional Class Shares
Shareholder Name/Address	Percentage of Total Outstanding Shares of the Institutional Class Shares as of the Record Date

Securian AM Real Asset Income Fund Institutional Class Shares
Shareholder Name/Address	Percentage of Total Outstanding Shares of the Institutional Class Shares as of the Record Date

[As of October 12, 2020, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of any Fund in the Trust.]

E.	Interest of Certain Persons in the Transaction

Liberty Street may be deemed to have an interest in the Reorganizations because it will become investment advisor to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment advisor. In addition, Liberty Street’s affiliated broker-dealer, HRC Fund Associates, LLC, may be deemed to have an interest in the Reorganizations because it will market the Acquiring Funds’ shares pursuant to a marketing agreement with Liberty Street. Pursuant to the marketing agreement, Liberty Street pays HRC Fund Associates, LLC out of its own resources and without additional cost to any Acquiring Fund or its shareholders. Securian AM may be deemed to have an interest in the Reorganizations because it will become a sub-advisor to the Acquiring Funds and will receive fees for its services as sub-advisor (which will be paid by Liberty Street). In addition, Securian AM will receive payments from Liberty Street, which will be made by Liberty Street from its own resources and not by the Acquiring Funds or their shareholders, for a period of three years after the completion of the Reorganizations in recognition of the consent and assistance of Securian AM with respect to the Reorganizations and for efforts by Securian AM to maintain and service relationships with shareholders of the Acquired Funds after completion of the Reorganizations.

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III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Funds will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Funds’ proxy statement and form of proxy relating to that meeting and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganization and certain legal matters concerning the federal tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Auditors

The financial statements of the Acquired Funds for the year ended August 31, 2019, contained in the Acquired Funds’ 2019 Annual Report to Shareholders, has been audited by Cohen & Company, Ltd., independent registered public accounting firm. Each Acquiring Fund is newly created and does not yet have a financial history. Tait Weller & Baker LLP will serve as the independent registered public accounting firm for the Acquiring Funds.

E.	Information Filed with the SEC

The Trust and IMST are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

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APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ___ 2020, by and among Managed Portfolio Series (the “MPS Trust”), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on behalf its separate series listed on Schedule A (each an “Acquired Fund” and collectively the “Acquired Funds”); Investment Managers Series Trust (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its separate series listed on Schedule A (each an “Acquiring Fund” and collectively the “Acquiring Funds”); and, solely with respect to Article IX, Liberty Street Advisors, Inc., the investment adviser to each Acquiring Fund (“Liberty Street”), with its principal place of business at 100 Wall Street, 20th Floor, New York, New York 10005 and Securian Asset Management, Inc., the investment adviser to each Acquired Fund (“Securian AM”), with its principal place of business at 400 Robert Street North, St. Paul, Minnesota 55101. The Acquired Funds and the Acquiring Funds may collectively be referred to herein as the “Funds.”

WHEREAS, it is intended that the transactions contemplated by this Agreement with respect to each Acquired Fund and the corresponding Acquiring Fund constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Each reorganization will consist of: (i) the transfer of all of the property, assets, and goodwill of the Acquired Fund to the corresponding Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of Institutional Class Shares of the Acquiring Fund (the “Acquiring Fund Shares”), and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest, no par value per share, of the Institutional Class shares of the Acquired Fund (the “Acquired Fund Shares”) and in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each such transaction, a “Reorganization” and together, the “Reorganizations”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the MPS Trust or any other series of the IMST Trust or the assets of any other series of the MPS Trust or any other series of the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, each Acquired Fund and each Acquiring Fund are separate series of the MPS Trust and the IMST Trust, respectively, the MPS Trust and the IMST Trust are open-end, registered management investment companies, and each Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, each Acquired Fund currently offers and has outstanding one class of shares, designated as Institutional Class Shares, and, upon the Closing (as defined in paragraph 3.1), each corresponding Acquiring Fund will offer two classes of shares, which will be designated Class A Shares and Institutional Class Shares (with only Institutional Class Shares of each Acquiring Fund being issued and distributed to shareholders of the corresponding Acquired Fund in the Reorganization and therefore representing the Acquiring Fund Shares);

WHEREAS, the Trustees of the MPS Trust have determined that each Reorganization, with respect to the applicable Acquired Fund, is in the best interests of the Acquired Fund’s shareholders; and

WHEREAS, the Trustees of the IMST Trust have determined that each Reorganization, with respect to the applicable Acquiring Fund, is in the best interests of the Acquiring Fund; and

WHEREAS, this Agreement provides for multiple Reorganizations, the parties hereto intend that each Reorganization between an Acquiring Fund and the corresponding Acquired Fund be treated as if it had been the subject of a separate agreement, and the consummation of the Reorganization between an Acquired Fund and the corresponding Acquiring Fund shall not be contingent on the approval by shareholders of any other Acquired Fund or the consummation of the other Reorganizations.

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND

TERMINATION OF THE ACQUIRED FUND

1.1        THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the corresponding Acquiring Fund has received notice, to the corresponding Acquiring Fund. In exchange, the corresponding Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. The transactions comprising each Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2        ASSETS TO BE ACQUIRED. The assets of each Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the corresponding Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

Each Acquired Fund has provided the corresponding Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. Each Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. Each Acquired Fund reserves the right to sell any of such securities or other investments. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by an Acquired Fund, the redemption of Acquired Fund shares held by shareholders of an Acquired Fund, and distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

1.3        LIABILITIES TO BE ASSUMED. Each Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date, [other than those obligations which would otherwise be discharged at a later date in the ordinary course of business]. Each corresponding Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the applicable Reorganization and borne by Liberty Street and Securian AM pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4        LIQUIDATION AND DISTRIBUTION. On the Closing Date, each Acquired Fund will distribute, in liquidation, all of the corresponding Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In each Reorganization, each Acquired Fund Shareholder of the applicable Acquired Fund will receive, in respect of the Acquired Fund Shares held by such Acquired Fund Shareholder, the number of full and fractional Acquiring Fund Shares of the corresponding Acquiring Fund that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares of the corresponding Acquiring Fund credited to the account of the Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. Each Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5        OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ transfer agent.

1.6        TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the corresponding Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7        TERMINATION. As soon as practicable on or after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, each Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS. The value of each Acquired Fund’s Acquired Assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day preceding the Effective Time (as defined in paragraph 3.1) (such time and date being hereinafter called the “Valuation Date”). The NAV of each Acquiring Fund Share shall be computed by UMB Fund Services, Inc. (the “Acquiring Fund Co-Administrator”), each Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust (the “IMST Declaration of Trust”), or By-Laws, and the corresponding Acquiring Fund’s then-current prospectus and statement of additional information. The NAV of each Acquired Fund Share shall be computed by U.S. Bancorp Fund Services, LLC (the “Acquired Fund Administrator”), each Acquired Fund’s accounting agent, in the manner set forth in the MPS Trust’s Amended and Restated Agreement and Declaration of Trust (the “MPS Declaration of Trust”), and the corresponding Acquired Fund’s then-current prospectus and statement of additional information. The NAV of Acquired Fund Shares shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Fund Co-Administrator and the Acquired Fund Administrator.

2.2        VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in a Reorganization shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund Shares of the applicable Acquired Fund, as determined in accordance with paragraph 2.1 and 2.2, by the NAV of one Acquiring Fund Share of the corresponding Acquiring Fund, as determined in accordance with Paragraph 2.1 hereof.

2.3        DETERMINATION OF VALUE. All computations of value with respect to an Acquired Fund shall be made by the Acquired Fund Administrator, in accordance with its regular practice in pricing the shares and assets of the applicable Acquired Fund, and confirmed by the Acquiring Fund Co-Administrator, and shall be subject to adjustment by an amount, if any, agreed to by the Acquiring Fund Co-Administrator and the Acquired Fund Administrator.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about December 11, 2020, or such other date as the parties may agree to in writing. The Closing shall occur as of the close of business (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2        CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of each Acquired Fund shall be made available by the Acquired Fund to the Acquiring Funds’ custodian for examination no later than five business days preceding the Closing Date. U.S. Bank, N.A., as custodian for each Acquired Fund, shall deliver at the Closing, or as soon as reasonably practicable thereafter, a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3        EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of an Acquiring Fund or the corresponding Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Fund or the corresponding Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as soon as practicable thereafter that is mutually acceptable to the Funds.

3.4        TRANSFER AGENT’S CERTIFICATE. Each Acquired Fund shall cause U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver or cause UMB Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of the MPS Trust a confirmation evidencing Acquiring Fund Shares of the corresponding Acquiring Fund to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the corresponding Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE ACQUIRED FUNDS. The MPS Trust and each Acquired Fund represent and warrant to the IMST Trust and the each corresponding Acquiring Fund as follows:

(a)       Each Acquired Fund is a separate series of the MPS Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The MPS Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement.

(b)       The MPS Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c)       The current Prospectus and Statement of Additional Information of each Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)       Each Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the MPS Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)       The Acquired Fund Shares are the only outstanding equity interests in each Acquired Fund.

(f)       Each Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g)       Except as otherwise disclosed in writing to and accepted by the Acquiring Funds, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against any Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of such Acquired Fund to carry out the transactions contemplated by this Agreement. Each Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h)       The financial statements of each Acquired Fund for the fiscal year ended [August 31, 2020], are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the corresponding Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of [August 31, 2020], in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i)       Since [August 31, 2020], there have been no material adverse changes in each Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the corresponding Acquiring Fund. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Acquired Funds, the redemption of Acquired Fund shares held by shareholders of the Acquired Funds, and distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j)       All Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to have been filed by each Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Funds. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the MPS Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the MPS Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of an Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Funds (other than liens for Taxes not yet due and payable). No Acquired Fund has changed its annual accounting period within the 60-month period ending on the Closing Date.

(k)       All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of each Acquired Funds will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. Each Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and has no outstanding securities convertible into any Acquired Fund shares.

(l)       At the Closing Date, each Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, each corresponding Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the applicable Acquiring Fund.

(m)       The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Funds. Subject to approval by each Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of each Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)       The information to be furnished by the Acquired Funds for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)       From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of each Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)       The MPS Trust has in effect an election to treat each Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. Each Acquired Fund is a fund that is treated as a corporation separate from each other series of the MPS Trust under Section 851(g) of the Code. Each Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. Each Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), each Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. Each Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. Each Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q)       Each Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund.

(r)       The Acquiring Fund Shares to be issued to the corresponding Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the MPS Trust, for itself and on behalf of each Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as described in paragraph 5.2.

(t)       The books and records of the Acquired Funds, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Funds and/or their counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Funds.

(u)       Each Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v)       The Acquired Funds have not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w)       The Acquired Funds have not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2      REPRESENTATIONS OF THE ACQUIRING FUNDS. The IMST Trust and each Acquiring Fund represent and warrant to the MPS Trust and each corresponding Acquired Fund as follows:

(a)       Each Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b)       The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)       The current Prospectus and Statement of Additional Information of each Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading. The N-1A Registration Statement of the Acquiring Funds is in full force and effect.

(d)       Each Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the IMST Declaration of Trust or the IMST Trust’s By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)       Except as otherwise disclosed in writing to the Acquired Funds and accepted by the Acquired Funds, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against any Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Each Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(f)       There shall be no issued and outstanding shares of an Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g)       All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by each Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws or exemptions thereof. Each Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h)       The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of each Acquiring Fund, and this Agreement constitutes a valid and binding obligation of each Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)       The information to be furnished by the Acquiring Funds for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)       From the mailing of the N-14 Registration Statement through the time of the meeting of each Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to each Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)       The Acquiring Funds agree to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as they may deem appropriate in order to continue their operations after the Closing Date.

(l)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Funds, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Funds, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)       Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the IMST Trust expects that each Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, each Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n)       Each Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the corresponding Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3       REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants that the IMST Trust has filed an initial registration statement for open-end management investment companies on Form N-1A (“N-1A Registration Statement”) for the purpose of registering each Acquiring Fund’s shares under the 1940 Act.

ARTICLE V

COVENANTS

5.1        OPERATION IN ORDINARY COURSE. Each Acquiring Fund and each Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of an Acquired Fund and redemptions of the Initial Shares in the case of an Acquiring Fund.

5.2        APPROVAL OF SHAREHOLDERS. The MPS Trust will call a special meeting of each Acquired Fund’s shareholders to consider and act upon this Agreement with respect to the applicable Acquired Fund and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION. The Acquired Funds will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

5.4        FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Funds and the Acquired Funds will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, each Acquired Fund shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund, as a result of Section 381 of the Code, and which will be certified by the MPS Trust’s Treasurer.

5.6        PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Funds will provide the Acquiring Funds with the materials and information necessary to prepare the N-14 Registration Statement.

5.7        INDEMNIFICATION.

(a) Each Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the corresponding Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) Each Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the corresponding Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8        TAX RETURNS. The MPS Trust covenants that by the time of the Closing, all of the Acquired Funds’ federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9        CLOSING DOCUMENTS. At the Closing or as soon as reasonably practicable thereafter, the MPS Trust will provide the IMST Trust with the following:

(a)        A certificate, signed by the President and the Treasurer or Assistant Treasurer of the MPS Trust on behalf of the Acquired Funds, stating each Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the corresponding Acquiring Fund.

(b)        A copy of any Tax books and records of each Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the corresponding Acquiring Fund after the Closing.

(c)        A copy (which may be in electronic form) of the shareholder ledger accounts of each Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the corresponding Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the MPS Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d)        All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Funds.

5.10        The Acquiring Funds and the Acquired Funds intend that each Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Funds nor the Acquired Funds shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

The obligations of the Acquired Funds to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Funds of all the obligations to be performed by the Acquiring Funds pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1        All representations, covenants, and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Each Acquiring Fund shall have delivered to the corresponding Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2        The IMST Trust, on behalf of each Acquiring Fund, shall have executed and delivered to the MPS Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the corresponding Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3       The Acquired Funds shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)	The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and each Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the IMST Declaration of Trust.

(ii)	The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)	Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the corresponding Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Declaration of Trust.

(v)	The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Funds of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)	To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the MPS Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Funds or any of their properties or assets or any person whom the IMST Trust or the Acquiring Funds may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST Trust nor any Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4        The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5        Subject to Section 6.3, as of the Closing Date with respect to each Reorganization of an Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the corresponding Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6       The IMST Trust Board of Trustees, including a majority of Trustees who are not "interested persons" of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of each Acquiring Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of the Acquiring Funds to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Funds of all the obligations to be performed by the Acquired Funds pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1        All representations, covenants, and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Acquired Fund shall have delivered to the corresponding Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the MPS Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The MPS Trust, on behalf of each Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of each Acquired Fund in and to the Acquired Assets.

7.3       The Acquiring Funds shall have received on the Closing Date a certification from the President of the MPS Trust, dated as of the Closing Date, addressing the following points:

(i)	The MPS Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the MPS Trust, and each Acquired Fund is a separate series of the MPS Trust constituted in accordance with the applicable provisions of the 1940 Act and the MPS Declaration of Trust.

(ii)	The MPS Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)	Each Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the corresponding Acquiring Fund.

(iv)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the MPS Declaration of Trust.

(v)	No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the MPS Trust and the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)	To the knowledge of the President of the MPS Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the MPS Trust or the Acquired Funds or any of their properties or assets or any person whom the MPS Trust or the Acquired Funds may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the MPS Trust nor any Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4        The Acquired Funds shall have delivered to the Acquiring Funds (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the MPS Trust on behalf of the Acquired Funds, stating each Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of each Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of each Acquired Fund, as described in paragraph 5.5.

7.5       The MPS Trust Board of Trustees, including a majority of Trustees who are not "interested persons" of the MPS Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of each Acquired Fund and its respective shareholders.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUNDS AND ACQUIRED FUNDS

If any of the conditions set forth below do not exist on or before the Closing Date with respect to an Acquired Fund or an Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to that Acquired Fund or Acquiring Fund. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to an Acquired Fund or an Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated with respect to that Acquired Fund or Acquiring Fund:

8.1        This Agreement and the transactions contemplated herein, with respect to each Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the MPS Declaration of Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund at Closing. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the corresponding Acquired Fund may waive the conditions set forth in this paragraph 8.1. The consummation of a Reorganization between an Acquired Fund and the corresponding Acquiring Fund shall not be contingent on the approval by shareholders of any other Acquired Fund or the consummation of the other Reorganizations.

8.2        On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may waive any such conditions for itself.

8.4        Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        With respect to each Reorganization, the MPS Trust and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the MPS Trust and the IMST Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a)       Each Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the applicable Acquired Fund and the corresponding Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)       No gain or loss will be recognized by the Acquired Fund upon the transfer of its Acquired Assets to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c)       The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the corresponding Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d)       The holding period in the hands of an Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the corresponding Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e)       No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f)       No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g)       The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h)       Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i)       The taxable year of each Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1        Except as otherwise provided for herein, Liberty Street (or any affiliate thereof) and Securian AM (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the MPS Trust, counsel to the Independent Trustees of the MPS Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; (g) any costs associated with meetings of the Funds’ Boards of Trustees relating to the transactions contemplated herein; and (h) any additional costs that Liberty Street may separately agree to in writing.

Liberty Street (or any affiliate thereof) and Securian AM (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by an Acquired Fund or an Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on an Acquired Fund or an Acquiring Fund or on any of their respective shareholders.

9.2       At the Closing, each of Liberty Street (or an affiliate thereof) and Securian AM (or any affiliate thereof) shall pay the estimated costs of the Reorganizations to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by Liberty Street (or an affiliate thereof) and Securian AM (or any affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1        The IMST Trust, on behalf of the Acquiring Funds, and the MPS Trust, on behalf of the Acquired Funds, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Funds, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the MPS Trust and the IMST Trust. In addition, either the MPS Trust or the IMST Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a)       a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within thirty (30) days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b)       a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c)       a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Funds, the Acquired Funds, the MPS Trust, the IMST Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds and the Acquiring Funds; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of the Acquiring Funds hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Funds, as provided in the IMST Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Funds and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Funds as provided in the IMST Declaration of Trust.

13.6        It is expressly agreed that the obligations of the Acquired Funds hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the MPS Trust personally, but shall bind only the trust property of the Acquired Funds, as provided in the MPS Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the MPS Trust on behalf of the Acquired Funds and signed by authorized officers of the MPS Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Funds as provided in the MPS Declaration of Trust.

13.7       Each of the MPS Trust, on behalf of the Acquired Funds, and the IMST Trust, on behalf of the Acquiring Funds, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquired Funds or Acquiring Funds, respectively, or in connection with the transactions contemplated herein with respect to the Acquired Funds or Acquiring Funds, respectively, shall be discharged only out of the assets of the Acquired Funds or Acquiring Funds, respectively, and that no other series of the MPS Trust or the IMST Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1        Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1        The MPS Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Funds and Acquiring Funds for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Funds shall not be required to maintain any such documents that it has delivered to the Acquiring Funds.

15.2        Any reporting responsibility of the Acquired Funds is and shall remain the responsibility of the Acquired Funds, up to and including the date of the Closing, and such later date on which the Acquired Funds are terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

MANAGED PORTFOLIO SERIES

on behalf of the Acquired Funds

By:

Name:

Title:

INVESTMENT MANAGERS SERIES TRUST

on behalf of the Acquiring Funds

By:

Name:

Title:

Liberty Street Advisors, Inc.

solely with respect to Article IX

By:

Name:

Title:

Securian asset management, Inc.

solely with respect to Article IX

By:

Name:

Title:

THE ACQUIRED FUNDS (each Acquired Fund is a series of Managed Portfolio Series)	THE ACQUIRING FUNDS (each Acquiring Fund is a series of Investment Managers Series Trust)
Securian AM Real Asset Income Fund	Securian AM Real Asset Income Fund
Securian AM Balanced Stabilization Fund	Securian AM Balanced Stabilization Fund
Securian AM Equity Stabilization Fund	Securian AM Equity Stabilization Fund

APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUNDS

The term “Fund” refers to an Acquiring Fund and the term “Funds” below refers to the Acquiring Funds.

MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Securian AM Real Asset Income Fund

Investment Objective

The Securian AM Real Asset Income Fund seeks above average income and long-term growth of capital, with reduced volatility compared to broader equity markets, as a secondary objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal market conditions, the Fund primarily invests at least 80% of its net assets (including any borrowing for investment purposes) in “real assets” and securities of companies that derive at least 50% of their revenues from activities related to real assets. Real assets are defined broadly by the Fund to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The Fund will emphasize investments in dividend-paying equity securities, including common and preferred stocks and securities convertible into common stocks of mainly U.S. companies. These securities may also include fixed income securities, floating rate securities and foreign utilities, foreign infrastructure-related and foreign real estate-related companies. The Real Asset Income Fund’s investment in foreign securities, including securities of foreign issuers which are not U.S. dollar denominated and/or traded in the U.S., will not exceed 30% of its total assets.

Typically, the Sub-Advisor concentrates its investments in, and allocates 40% or more of the Real Asset Income Fund’s total assets to, Real Estate Securities. Real Estate Securities include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate and securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real Estate Securities also include securities issued by REITs or REOCs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions, including the requirement that it distributes at least 90% of its taxable income annually. A REOC is a corporation that is similar to a REIT, except that a REOC has not taken the REIT tax election and therefore does not have a requirement to distribute any of its taxable income annually. REOCs are also more flexible than REITs in terms of what types of real estate investments they can make. The Fund does not invest directly in real estate.

The Fund also may invest up to 25% of its total assets in the securities of MLPs. MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges in a similar manner to the shares of a corporation. MLPs operate without entity level taxation. MLPs typically make distributions quarterly and have potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations.

The Fund may invest in companies of any size. In selecting securities, the Sub-Advisor considers factors such as a company’s dividend payments, financial condition, financial performance, quality of management, policies and strategies, business plans and competitive market condition.

In addition, the Fund may invest in fixed income securities of any duration or maturity (including TIPS). Duration measures the sensitivity of the price of a fixed income investment to a change in interest rates. For example, an investment with a two-year duration means that it will decrease in value by 2% if interest rates rise 1%. Conversely, the investment will increase in value by 2% if interest rates fall 1%. TIPS are bonds issued by the U.S. Treasury. The value of the bond’s principal is adjusted to track changes in the Consumer Price Index for all Urban Consumers before seasonal adjustment (calculated by the Bureau of Labor Statistics) (“CPI”). Because the interest rate on TIPS is fixed and is paid on the adjusted principal, interest payments will also rise with inflation and fall with deflation. Upon maturity, TIPS return the greater of the original principal or the original principal plus any inflation adjustments since the bond was issued.

The fixed income securities in which the Fund may invest include debt securities issued or guaranteed by the U.S. government or government-related entities, debt securities issued by corporations and other entities, mortgage-backed securities, and other asset-backed securities. The Fund may also invest up to 20% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Advisor (also known as “junk bonds”). In selecting fixed income investments, the sub-advisor considers factors such as, but not limited to, maturity, yield, duration, interest rates, credit quality, and diversification of portfolio holdings.

Finally, the Fund may invest in investment companies such as closed-end funds, open-end funds, ETFs, ETNs, and derivatives including futures, and may purchase options and write covered calls to manage inflation or volatility, increase income, or gain market exposure, among other purposes. ETNs are debt obligations typically issued by investment banks that are traded on exchanges and whose returns are linked to the performance of market indices.

Securian AM Balanced Stabilization Fund

Investment Objective

The Securian AM Balanced Stabilization Fund seeks to maximize risk-adjusted returns within a balanced portfolio while using hedging techniques to target volatility of 10% or less over a full market cycle.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Fund achieves its equity exposure by investing primarily in large capitalization equity securities or in exchange-traded funds (“ETFs”) that invest in large capitalization equity securities. The Sub-Advisor considers a company to be a large capitalization company if it has a market capitalization at the time of purchase of within the range of companies included in the S&P 500® Index. The Fund achieves its fixed income exposure by investing primarily in investment-grade fixed income securities, ETFs that invest in fixed income securities that are investment-grade bonds, exchange-traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s investments in fixed income securities may include Rule 144A Securities. The Fund may invest in other investment companies, securities and financial instruments to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or any exemptive relief therefrom. Equity securities in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants, and may include securities of companies that are offered pursuant to an IPO.

Under normal market conditions, the Fund seeks to maintain an average dollar-weighted effective duration for its fixed income portfolio of less than 10 years. Duration measures the sensitivity of the price of a fixed income investment to a change in interest rates. For example, an investment with a two-year duration means that it will decrease in value by 2% if interest rates rise 1%. Conversely, the investment will increase in value by 2% if interest rates fall 1%.

Over time, the Fund targets approximately 60% equity exposure and 40% fixed income exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value. Under normal market conditions the Fund may keep approximately 15% of the Fund’s total assets in cash or cash equivalents.

In selecting investments, the Sub-Advisor considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

The Fund’s investments are utilized, in part, to seek to limit the Fund’s equity volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security’s value does not fluctuate dramatically, but changes in value at a slower pace over a period of time. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s target asset allocation guidelines described below.

In seeking to manage the Fund’s equity volatility, the Fund will invest in derivative instruments, primarily by holding long and/or short positions in S&P 500® futures contracts. In periods when the Sub-Advisor expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the equity volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions) or reducing its short positions in such contracts. Under normal market conditions, this hedging process targets, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%.

The Fund’s use of S&P 500®, treasury and interest rate futures contracts and interest rate swaps has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the notional value of such contract.

The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market. The Sub-Advisor continuously monitors the liquidity of portfolio investments and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.

Other Non-Principal Investment Strategies

To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: equity index exchange traded funds or notes, options on equities, options on ETFs, options on equity index futures, total return swaps, credit default swaps, volatility index (“VIX”) futures contracts, options on VIX futures contracts, common stocks and preferred stocks. Equity index exchange traded funds are exchange traded funds that generally seek to track the performance of a particular equity index and VIX futures contracts are monthly contracts that forecast the future level of the VIX index. The VIX shows the market’s expectation of 30-day volatility and is constructed using the implied volatilities of a wide range of S&P 500® index options.

In order to achieve its fixed income exposure and further manage the Fund’s overall volatility, the Fund may also invest in other fixed income investments, including U.S. Treasuries, commercial mortgage backed securities (“CMBS”), mortgage backed securities (MBS) and collateralized mortgage obligations (“CMO”).

In addition, the Fund may invest lesser portions of its assets in other securities and financial instruments described in the Statement of Additional Information (“SAI”). To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Securian AM Equity Stabilization Fund

Investment Objective

The Securian AM Equity Stabilization Fund seeks to maximize risk-adjusted returns while using hedging techniques to target volatility of 10% or less over a full market cycle.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in other funds and directly in securities while using hedging techniques to manage portfolio risk and volatility. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund may invest in equity securities of any market capitalization. Equity securities in which the Fund may invest include common stocks, preferred stocks, ADRs, rights and warrants, and may include securities of companies that are offered pursuant to an IPO. Equity securities also include those that are equity-based, such as exchange-traded funds (“ETFs”) that invest primarily in U.S. and foreign equity securities. Over time, the Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Fund will generally seek to invest in ETFs whose underlying equity securities have prices that are less volatile than the equity markets as a whole.

The Fund’s investments will be utilized, in part, to seek to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. Lower volatility means that a security’s value changes at a slower pace over a period of time but does not fluctuate dramatically. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s effective equity exposure guidelines described below.

As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. The Fund will seek to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Sub-Advisor expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Sub-Advisor expects lower volatility in the equity market, the Fund will seek to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%.

The use of S&P 500®, treasury and interest rate futures contracts and interest rate swaps has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the notional value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of its total asset value.

In selecting investments, the Sub-Advisor considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.

Other Non-Principal Investment Strategies

To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: common stocks, preferred stocks, equity index futures, options on equities, options on ETFs, options on equity index futures, total return swaps, volatility index (VIX) futures contracts, options on VIX futures contracts and over-the-counter equity and interest rate options. Equity index exchange traded funds are exchange traded funds that generally seek to track the performance of a particular equity index and VIX futures contracts are monthly contracts that forecast the future level of the VIX index. The VIX shows the market’s expectation of 30-day volatility and is constructed using the implied volatilities of a wide range of S&P 500® index options.

In addition, the Fund may invest in other securities and financial instruments described in the SAI. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

Additional Information About Investments in ETFs

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including ETFs. However, registered investment companies are permitted to invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions of exemptive orders issued to certain ETFs by the SEC. Included among these conditions is a requirement that such ETFs enter into an agreement with a Fund that is consistent with relevant terms of the exemptive order that the underlying investment company has obtained from the SEC permitting such investments. The Funds anticipate that they will enter into agreements with certain ETFs that permit the Funds to invest in the ETFs beyond the limits of Section 12(d)(1).

Cash or Similar Investments and Temporary Strategies of the Funds

At the Sub-Advisor’s discretion, a Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of the Fund’s assets in response to adverse market, economic or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, discount notes and repurchase agreements. To the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. When investing for temporary defensive purposes, the Sub-Advisor may invest up to 100% of a Fund’s total assets in such instruments. Taking a temporary defensive position may result in a Fund not achieving its investment objective.

Principal Investment Risks

Each Fund’s principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in a Fund, which may cause you to lose money.

Market Turbulence Resulting from COVID-19 (All Funds). An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, including the United States, the financial health of consumers, borrowers, individual companies and the market in general in significant and unforeseen ways. The global impact of COVID-19 has caused severe market dislocations and liquidity constraints with respect to fixed income securities including many of the securities a Fund holds. To satisfy shareholder redemptions, it is more likely a Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to a Fund, including political, social and economic risks. Any such impact could adversely affect a Fund’s performance, and the performance, liquidity, credit quality and financial underpinnings of the securities in which the Fund invests, and may lead to losses on your investment in the Fund.

Market Risk (All Funds). The NAV and investment return of a Fund will fluctuate based upon changes in the value of the Fund’s portfolio securities. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Funds. The market value of securities in which the Funds invest is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Funds may be increased. Continuing market volatility may have adverse effects on the Funds.

Management Risk (All Funds). The ability of a Fund to meet its investment objective is directly related to the Sub-Advisor’s investment strategies for the Fund. The value of your investment in a Fund may vary with the effectiveness of the Sub-Advisor’s research, analysis, asset allocation and portfolio management among portfolio securities. If the Sub-Advisor’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and a Fund could underperform the market or other mutual funds with similar investment strategies.

Managed Volatility Strategy Risk (Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund). The Sub-Advisor may be unsuccessful in managing volatility and a Fund may experience a high level of volatility in its returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Funds’ returns in any one year, or any longer period, may be higher or lower than the 10% target. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Funds relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose a Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and/or fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.

Equity Securities Risk (All Funds). Each Fund’s investments in equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global and/or regional political, economic and banking crises; and factors affecting specific industries, sectors, geographic markets, or companies in which a Fund invests. A Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities.

Investment Company Risk (All Funds). The Funds bear all risks associated with the investment companies in which they invest (including ETFs), including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. Each Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the underlying fund.

Fixed-Income Securities Risk (Securian AM Real Asset Income Fund and Securian AM Equity Stabilization Fund). Fixed income securities are subject to the following risks:

Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest in the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Credit Risk. Issuers of fixed-income securities may default or be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt. The degree of credit risk for a particular security may be reflected it its credit rating. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

Interest Rate Risk. Fixed-income securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. The Funds will be exposed to heightened interest rate risk as interest rates rise from historically low levels. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Reinvestment Risk. If a Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

Prepayment and Extension Risk. Prepayment occurs when the issuer of a fixed income security repays principal prior to the security’s maturity. During periods of declining interest rates, issuers may increase pre-payments of principal causing a Fund to invest in fixed income securities with lower yields thus reducing income generation. Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of fixed income securities potentially to maturity. This is known as extension risk and may increase the Funds’ sensitivity to rising rates and the potential for price declines. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes. Also, if a Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected. The potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility.

Duration Risk. The Funds do not have a set policy regarding the maturity or duration of any of its securities. Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Floating Rate Securities Risk (Securian AM Real Asset Income Fund). Floating (or variable) rate securities are generally less sensitive to interest rate changes than fixed rate securities. However, the market value of floating rate securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in market value if interest rates decline. However, when interest rates fall, there will be a reduction in the payments of interest received by the Fund from its floating rate securities. Limits on the aggregate amount by which a floating rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates. The NAV of the Fund may decline during periods of rising interest rates until the interest rates on these securities reset to market rates. You could lose money if you sell your shares of the Fund before these rates reset.

Portfolio Turnover Risk (Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund). A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Rule 144A Securities Risk (Securian AM Balanced Stabilization Fund). The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices, and might thereby experience difficulty satisfying redemption requirements.

Liquidity Risk (All Funds). The Funds may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair a Fund’s ability to sell particular securities at an advantageous price or a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when the Sub-Advisor believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict a Fund’s ability to take advantage of other market opportunities.

Mortgage-Backed Securities Risk (Securian AM Real Asset Income Fund). Mortgage-backed securities are sensitive to actual or anticipated changes in interest rates. When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low. Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment. In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.

Asset-Backed Securities Risk (Securian AM Real Asset Income Fund). Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities. Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

Government-Sponsored Entities Risk (Securian AM Real Asset Income Fund). The Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. Investments in fixed income securities issued by U.S. government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks are not backed by the full faith and credit of the U.S. government. With respect to these entities, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Below Investment Grade Debt Securities Risk (Securian AM Real Asset Income Fund). Below-investment grade debt securities or unrated securities of similar credit quality as determined by the Sub-Advisor, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government or investment grade debt securities because they are subject to greater risks. These risks, which reflect their speculative character, include: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non- investment grade debt securities tend to be less liquid than investment grade debt securities.

Concentration Risk (Securian AM Real Asset Income Fund). The Fund’s strategy of focusing its investments in Real Estate Securities (including REITs and REOCs) means that the performance of the Fund will be closely tied to the performance of that industry. The Fund’s concentrated focus may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not focus in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. An inherent risk associated with any investment focus is that the Fund may be adversely affected if one or two of its investments perform poorly.

Large-Cap Company Risk (All Funds). A Fund’s investments in larger, more established companies are subject to the risk that large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower market valuations or pricing for their common stock.

Small-Cap and Mid-Cap Companies Risk (Securian AM Real Asset Income Fund and Securian AM Equity Stabilization Fund). Small-cap and mid-cap companies may not have the management experience, financial resources, product or business diversification and competitive strengths of large-cap companies. Therefore, their securities may have more price volatility and be less liquid than the securities of larger, more established companies. Their stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Sub-Advisor wants to sell a large quantity of a mid-cap or small-cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies.

Foreign Securities Risk (Securian AM Real Asset Income Fund and Securian AM Equity Stabilization Fund). The risks of investing in securities of foreign issuers involves risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.

Preferred Stock Risk (Securian AM Real Asset Income Fund). A preferred stock is a blend of the characteristics of a bond and common stock. It may offer a higher yield than common stock and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or deferred by the issuer. Preferred stock generally does not confer voting rights.

Convertible Securities Risk (Securian AM Real Asset Income Fund). Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Contingent convertible securities are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” Some additional risks associated with contingent convertible securities include, but are not limited to, loss absorption risk, subordination risk, and fluctuations in market value based on unpredictable factors.

Real Estate Securities Risk (Securian AM Real Asset Income Fund). Real estate companies, including REITs and REOCs, have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

MLP Risk (Securian AM Real Asset Income Fund). The Fund may invest in MLPs that are subject to many risks. Holders of MLPs have limited control and voting rights on matters affecting the partnership. Holders of MLPs are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of the MLP to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. In the event of liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Subordinated units generally do not provide arrearage rights. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. Holders of MLPs are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Also, MLP distributions may be reduced by fees and other expenses incurred by the MLP. In addition, the value of the Fund’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Fund generally would be taxed as dividend income. As a result, there could be a material reduction in the Fund’s cash flow and there could be a material decrease in its NAV. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities and therefore more difficult to trade at desirable times and/or prices. Where certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times and it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. MLPs generally are considered interest-rate sensitive investments and, accordingly, during periods of interest rate volatility these investments may not provide attractive returns. The value of MLPs that are regulated by the Federal Energy Regulatory Commission (“FERC”) may also be negatively impacted by regulatory action taken by and regulatory requirements of FERC.

MLP Tax Risk (Securian AM Real Asset Income Fund). MLPs taxed as partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being classified as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. This classification would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income.

MLPs taxed as partnerships file a partnership tax return for U.S. federal, state and local income tax purposes and communicate to each investor in such MLP the investor’s allocable share of the MLP’s income, gains, losses, deductions and expenses via a “Schedule K-1.” Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. An MLP might need to amend its partnership tax return and, in turn, send amended Schedules K-1 to investors in the MLP, such as the Fund. When necessary, the Fund will send you a corrected Form 1099 to reflect Schedule K-1 information reclassified by an MLP, which could, in turn, require you to amend your federal, state or local tax returns.

Utility Company Risk (Securian AM Real Asset Income Fund). A significant portion of utility company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. The deregulation of certain utilities companies may subject these companies to greater risks of loss. Utilities companies may incur unexpected increases in fuel and other operating costs. Rising interest rates could lead to higher financing costs and reduced earnings. Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. There is a risk that these costs will not be fully recovered through an increase in revenues.

Energy Industry Risk (Securian AM Real Asset Income Fund). Companies engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources, such as MLPs in which the Fund invests, are subject to many risks that can negatively impact the revenues and viability of companies in this industry. These risks include, but are not limited to, commodity price volatility risk, supply and demand risk, reserve and depletion risk, operations risk, regulatory risk, environmental risk, terrorism risk and the risk of natural disasters.

Natural Resources Industry Risk (Securian AM Real Asset Income Fund). The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and taxes and other governmental regulations. The securities of companies in the natural resources industry may experience more price volatility than securities of companies in other industries.

Commodities Related Investments Risk (Securian AM Real Asset Income Fund). Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility, which may cause rapid and substantial changes in the value of the Fund’s holdings. The value of commodity related securities and commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, lack of liquidity, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political, regulatory and market developments, as well as the participation in the commodities markets of speculators.

Infrastructure Companies Risk (Securian AM Real Asset Income Fund). Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates.

ETF Risk (All Funds). Because a Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. A Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

ETN Risk (Securian AM Real Asset Income Fund and Securian AM Balanced Stabilization Fund). ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt. ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events. The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN. In addition, there may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity.

TIPS Risk (Securian AM Real Asset Income Fund). Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk and duration risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). Duration risk is the risk that holding long duration and long maturity investments will magnify certain other risks, including interest rate risk and credit risk.

Derivatives Risk (All Funds). Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate, or index. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain derivative instruments can lose more than the principal amount invested. Derivatives may involve significant risks. Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. A Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for a Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase a Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk). Derivatives may expose a Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives. In addition, changes in government regulation of derivatives could affect the character, timing and amount of a Fund’s taxable income or gains. A Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Futures Contracts Risk (All Funds). The price of a futures contract may change rapidly in response to changes in the markets and the general economic environment. Futures investments may result in investment exposures that are greater than their cost would suggest, meaning that a small investment in futures could have a large potential effect on the performance of a Fund. Generally, the purchase of a futures contract will increase a Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying asset. The successful use of futures by a Fund will be subject to the Sub-Advisor’s ability to predict correctly movements in the direction of relevant markets, as well as interest rates, currency exchange rates and other economic factors. Additional risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Funds and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and may have to do so at a time when it is disadvantageous to do so.

Options Risk (All Funds). When a Fund purchases an option on a security or index it may lose the entire premium paid. There is also the possibility that the counterparty will default in the performance of its obligations. When a Fund is the writer of a call option, it has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist if the Funds seek to close out an option position. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. The Funds may write covered call options. As the writer of a covered call option, during the option’s life the Funds give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. If a Fund were unable to close out a covered call option that it had written on a security, such Fund would not be able to sell the underlying security unless the option expired without exercise.

Swap Risk (Securian AM Balanced Stabilization Fund). A swap is a form of derivative that provides leverage, allowing the Fund to obtain exposure to an underlying asset, reference rate or index in an amount that is greater than the amount the Fund has invested. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the amount it has invested. By setting aside assets only equal to its net obligation under a swap (rather than the full notional value of the swap), the Fund will have the ability to employ leverage to a greater extent. The use of swaps could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the assets, reference rates or indices underlying the swaps than if the Fund had made direct investments in such assets, reference rates or indices.

By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund currently intends, however, to settle swap agreements at least monthly, and may do so more frequently.

The regulation of swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy. In addition, new requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to settle a swap immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.

Short Sales Risk (Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund). In connection with establishing a short position in a security or index, or through the use of derivatives, a Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which a Fund replaces the security or closes out the position, the Fund will experience a loss. By investing the proceeds received from selling securities short, a Fund is employing leverage, which creates special risks. Furthermore, until a Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, a Fund will incur certain transaction fees associated with short selling.

Leverage Risk (All Funds). Using futures and other derivatives creates leverage, which can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Asset Allocation Risk (All Funds). Each Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among various assets classes and investments. It is possible that the Sub-Advisor will focus on an asset class or investment that performs poorly or underperforms other alternatives under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of each Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in each Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in its quarterly holdings report on Part F of Form N-PORT.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. Each Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds' business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate their NAV; impediments to trading; the inability of the Funds, the Advisor, the Sub-Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which each Fund invests; counterparties with which each Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for each Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT OF THE FUNDS

The Advisor and Sub-Advisor

Liberty Street Advisors, Inc., a New York corporation which maintains its principal office at 100 Wall Street, 20th Floor, New York, NY 10005, acts as the investment advisor to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisor is an investment advisor registered with the SEC. As the Funds’ investment advisor, Liberty Street Advisors, Inc. provides investment advisory services to the Funds, including: (i) designing a Fund’s initial investment policies and developing evolutionary changes to such policies as appropriate for presentation to the Board; (ii) providing overall supervision for the general investment management operations of a Fund; (iii) monitoring and supervising the activities of the Sub-Advisor, and (iv) providing related administrative services. As of August 31, 2020, the Advisor had approximately $1.07 billion in assets under management.

Pursuant to the Advisory Agreement, each Fund pays the Advisor an annual advisory fee, as listed below, of each Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis.

Fund Name	Contractual Management Fee to Advisor
Securian AM Real Asset Income Fund	0.75%
Securian AM Balanced Stabilization Fund	0.70%
Securian AM Equity Stabilization Fund	0.70%

Pursuant to a sub-advisory agreement, the Advisor pays a portion of its advisory fee to the Sub-Advisor. The Funds’ SAI provides additional information about the fees paid to the Advisor and the Sub-Advisor.

The Funds’ Sub-Advisor, Securian Asset Management, Inc., (“Securian AM”) with its principal office at 400 Robert Street North, St. Paul, Minnesota 55101, is registered as an investment advisor with the SEC, and is responsible for the day-to-day management of each Fund’s portfolio, selection of each Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. The Sub-Advisor provides investment advisory services to institutions, including mutual funds. The Sub-Advisor, founded in 1984, is a subsidiary of Securian Financial Group. The Sub-Advisor services corporations, endowments and foundations, government entities, insurance companies, pension funds and retirement plan sponsors. As of August 31, 2020, the Sub-Advisor had approximately $53 billion in assets under management.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement will be included in the Funds’ Semi-Annual Report to shareholders for the period ended February 28, 2021.

Portfolio Managers

Securian AM Real Asset Income Fund

Joseph R. Betlej, CFA, Lowell R. Bolken, CFA and Craig M. Stapleton, CFA are jointly and primarily responsible for the day-to-day management of the Real Asset Income Fund’s portfolio.

Joseph R. Betlej, CFA: Mr. Betlej has served as Vice President and Portfolio Manager of Securian AM since August 1996.

Lowell R. Bolken, CFA: Mr. Bolken has served as Vice President and Portfolio Manager of Securian AM since August 2010.

Craig M. Stapleton, CFA: Mr. Stapleton has served as Senior Vice President and Portfolio Manager of Securian AM since July 2018. Previously, Mr. Stapleton served as Vice President and Portfolio Manager of Securian AM from December 2012 to June 2018.

Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund

Craig M. Stapleton, CFA, Jeremy Gogos, Ph.D., CFA and Merlin L. Erickson are jointly and primarily responsible for the day-to-day management of the Securian AM Balanced Stabilization Fund’s and the Securian AM Equity Stabilization Fund’s portfolios:

Craig M. Stapleton, CFA: Mr. Stapleton has served as Senior Vice President and Portfolio Manager of Securian AM since July 2018. Previously, Mr. Stapleton served as Vice President and Portfolio Manager of Securian AM from December 2012 to June 2018.

Jeremy Gogos, Ph.D., CFA: Mr. Gogos has served as Vice President and Portfolio Manager of Securian AM since January 2018. Previously, Mr. Gogos served as Vice President and Associate Portfolio Manager of Securian AM from June 2017 to December 2018 and as a Quantitative Analyst from 2013 to May 2017.

Merlin L. Erickson: Mr. Erickson has served as Vice President and Portfolio Manager of Securian AM since January 2018. Previously, Mr. Erickson served as Vice President and Senior Quantitative Analyst from 2007 to December 2017.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Funds and the Funds’ independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Funds’ custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of a Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the percentage of the average daily net assets of Institutional Class Shares as set forth in the table below.

Expense Limitation as percent of average daily net assets
Fund	Institutional Class Shares
Securian AM Real Asset Income Fund	0.95%
Securian AM Balanced Stabilization Fund	0.95%
Securian AM Equity Stabilization Fund	0.95%

This agreement is in effect until December 31, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by a Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE FEE

Distribution

Foreside Fund Services, LLC, the Funds’ principal underwriter (the “Distributor”), acts as the Funds’ distributor in connection with the offering of each Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Advisor, Sub-Advisor, or their affiliates.

Shareholder Service Fee

Each Fund may pay a fee at an annual rate of up to 0.15% of the average daily net assets of its Institutional Class Shares to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor or the Sub-Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor or the Sub-Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments to broker-dealers or intermediaries that sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor or the Sub-Advisor may provide cash payments for inclusion of the Funds on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Advisor or the Sub-Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. In addition, the Advisor’s broker-dealer affiliate may provide non-cash compensation to these intermediaries or their representatives. Such cash and non-cash compensation may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend a Fund over another investment. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of a Fund. Ask your financial advisor or visit your financial intermediary’s website for more information. Although a financial intermediary that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by a Fund or other funds advised by the Advisor, neither the Advisor, the Sub-Advisor nor any advisory affiliate considers a financial intermediary’s sales of shares of a Fund or other funds advised by the Advisor when choosing brokers or dealers to effect portfolio transactions for a Fund or other funds advised by the Advisor.

PURCHASE OF SHARES

General

This Prospectus offers one class of shares of each Fund, designated as Institutional Class Shares. The Funds also intend to offer Class A Shares; however, Class A Shares of the Funds are currently not available for purchase.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of a Fund’s shares is the net asset value per share (“NAV”).

Each Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. Each Fund’s NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses) by the total number of outstanding shares. A Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are trading, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on NASDAQ are valued at the NASDAQ Official Closing Price produced by NASDAQ each business day. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at fair value considering prices for securities of comparable maturity, quality, and type. The Funds value exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

The Funds value securities for which market quotations are not readily available, including restricted securities, by methods approved by the Board of Trustees and that the Board believes accurately reflect fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the exchange on which the security principally trades and the close of the NYSE. In such a case, a Fund’s value for a security could be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed, as described above. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

NYSE Holiday Schedule. The NYSE is open every weekday, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Transactions through Third Parties. Certain financial institutions may be appointed as agents for or authorized by a Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of a Fund. A purchase or redemption order placed with a financial institution or its authorized agent is treated as if such orders were placed directly with a Fund, and will be deemed to have been received by the Fund when the financial institution or its authorized agent receives such order. If you invest through a broker or other financial institution, the policies of and fees charged by that institution may be in addition to those of a Fund as described in this Prospectus. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

A Fund may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor or the Sub-Advisor may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of a Fund through such companies. The Advisor or the Sub-Advisor may pay fees to these financial institutions for their services. The Advisor or the Sub-Advisor may also compensate a financial institution for providing certain marketing support services, including finder’s fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about a Fund and shareholder financial planning needs, providing placement on the financial institution’s list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such payments may create an incentive for the financial institutions to recommend that you purchase Fund shares.

Anti-Money Laundering Program. Customer identification and verification are part of the Trust’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, each Fund reserves the right, to the extent permitted by law, to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of each Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How To Buy Shares

How to Make Payments. Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. Dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash.

Checks. For all accounts, the check must be made payable on its face to “Liberty Street Funds.”

Regular Mail:	Overnight Delivery:
Liberty Street Funds P.O. Box 2175 Milwaukee, WI 53201-2175	Liberty Street Funds 235 W. Galena Street Milwaukee, WI 53212

To prevent check fraud, a Fund will not accept Treasury checks, credit card checks, traveler’s checks, starter checks, money orders, bank drafts, third party check or cashier’s checks for the purchase of shares. A Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

ACH. ACH refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires. Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service. Please contact UMB Fund Services, Inc. (the “Transfer Agent”) at 1-800-207-7108 for wire instructions.

Each Fund reserves the right to refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to a Fund via regular or overnight delivery), for any reason, particularly when requests could adversely affect the Fund or its operations.

The Transfer Agent will charge a fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. Each Fund reserves the right to reject any application.

There is a $15.00 annual maintenance fee charged on retirement accounts or upon full redemption.

Minimum Investments. Each Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
Institutional Class Shares
All Accounts	$1,000,000	$100,000

No initial or subsequent investment minimum is required for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. In addition, for financial institutions, including registered investment advisors, making investments for a group of clients, the initial or subsequent investment minimum can be met through an aggregated purchase order for more than one client. The minimum for the Institutional Class Shares is waived for purchases pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions, including registered investment advisors, in which investment decisions are made on a discretionary basis by investment professionals. No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor, the Sub-Advisor or the Distributor or any of their affiliates, or the spouse, life-partner, parent, child, sibling or other close family member of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person. Each Fund reserves the right to waive minimum investment amounts, if deemed appropriate by the Trust’s officers.

In addition, Institutional Class Shares may also be available on certain brokerage platforms of firms that have agreements with the Funds to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class Shares through one of these programs, the minimum is waived and you may be required to pay a commission and/or other forms of compensation to the broker. A list of these brokerage platforms can be found in Appendix A – Certain Information Related to Purchase of Shares Through Certain Brokerage Platforms.

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive its initial and subsequent investment minimums.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).

•     Instructions must be signed by all persons required to sign exactly as their names appear on the account.

•     Provide a power of attorney or similar document for each person that is authorized to open or transact business for the account if not a named account owner.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities

•     Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity.

•     Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)

•     The trust must be established before an account can be opened.

•     Provide the first and signature pages from the trust document identifying the trustees.

•     Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and authorized control persons of entity owners. If you do not supply the required information, a Fund will attempt to contact you or, if applicable, your financial advisor. If a Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, a Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

A Fund will try to verify your identity within a timeframe established in its sole discretion. If a Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank.

If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges assessed.

A Fund may reject your application under the Trust’s Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases and Redemptions. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Funds’ policy to discourage short-term trading. Frequent trading in a Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of each Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, a Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Funds do not permit market timing and do not accommodate frequent purchases or redemptions. In addition, a Fund may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund within a one-year period.

Each Fund focuses on identifying frequent redemption transactions which may be harmful to the Fund or its shareholders. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. Each Fund reserves the right to cancel, restrict, or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of a Fund’s portfolio, and purchase orders not accompanied by payment.

Because a Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

Policy on Prohibition of Foreign Shareholders. A Fund requires that all shareholders must be a U.S. citizen residing in the United States or a U.S. Territory or a resident alien residing in the United States or a U.S. Territory, and they must also have a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Investment Procedures

To contact the Funds, please call 1-800-207-7108.

How to Open an Account	How to Add to Your Account
Through a Financial Advisor Contact your advisor using the method that is most convenient for you.	Through a Financial Advisor Contact your advisor using the method that is most convenient for you.

By Check

•     Call or write us for an account application, or visit www.libertystreetfunds.com.

•     Complete the application (and other required documents).

•     Mail us your application (and other required documents) and a check.

Regular Mail:

Liberty Street Funds

P.O. Box 2175

Milwaukee, WI 53201-2175

Overnight Delivery:

Liberty Street Funds

235 W. Galena Street

Milwaukee, WI 53212

By Check • Fill out an investment slip from a confirmation or write us a letter. • Write your account number on your check. • Mail us the slip (or your letter) and the check.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire

•     Call or write us for an account application or visit www.libertystreetfunds.com.

•     Complete the application (and other required documents).

•     Call us to fax the completed application (and other required documents) and we will assign you an account number.

•     Mail us your original application (and other required documents).

•     Instruct your financial institution to wire your money to us.

By Wire • Call to notify us of your incoming wire. • Instruct your financial institution to wire your money to us.

By ACH Payment (For Systematic Investments)

•     Complete the systematic investment section of the application.

•     Attach a voided check to your application.

•     Mail us the completed application and voided check.

•     We will electronically debit the purchase amount from the financial institution account identified on your account application.

Automatic Investment Plan. If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in a Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100,000 for Institutional Class shares, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-800-207-7108 at least five days prior to the date of the next AIP transfer. A Fund may modify or terminate the AIP at any time without notice.

Canceled or Failed Payments. The Funds accept checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. A $25 fee will be imposed for any returned checks/ACH transactions. A Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed or wired, as applicable, on the following business day to the address, or pursuant to the wiring instructions, on record. Except as specified below, a Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of a Fund’s shareholders.

How to Sell Shares from Your Account
Through a Financial Advisor • Contact your advisor by the method that is most convenient for you.

By Mail

•     Prepare a written request including:

•    Your name(s) and signature(s) of all account owners

•    Your account number

•    The Fund name and class

•    The dollar amount or number of shares you want to sell

•    How and where to send the redemption proceeds

•     Obtain a Medallion signature guarantee (if required).

•     Obtain other documentation (if required).

•     Mail us your request and documentation.

Regular Mail: Liberty Street Funds P.O. Box 2175 Milwaukee, WI 53201-2175	Overnight Delivery: Liberty Street Funds 235 West Galena Street Milwaukee, WI 53212
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Wire or ACH

•     Wire or ACH redemptions are only available if your redemption is for $5,000 (except for systematic withdrawals) or more and you did not decline wire or ACH redemption privileges on your account application.

•     Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”). or

•     Mail us your request (See “By Mail”).

How to Sell Shares from Your Account

By Telephone

•     Call us with your request (unless you declined telephone redemption privileges on your account application).

•     Provide the following information:

•    Your account number

•    Exact name(s) in which the account is registered

•    Additional form of identification

•     Redemption proceeds will be:

•    Mailed to you or

•    Electronically credited to your account at the financial institution identified on your account application.

Systematically

•     Complete the systematic withdrawal section of the application.

•     Attach a voided check to your application.

•     Mail us your completed application signed by all account owners.

•     Redemption proceeds will be:

•    Mailed to you or

•    Electronically credited to your account at the financial institution identified on your account application

Wire or ACH Redemption Privileges. You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach a Fund by telephone, you may send your redemption order to the Fund via regular or overnight delivery.

Systematic Withdrawal Plan. You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $50. If you elect to receive redemptions through the SWP, a Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-800-207-7108. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Medallion Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a “Medallion signature guarantee.” A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through a Fund):

●	Written requests to redeem $100,000 or more;

●	Changes to a shareholder’s record name;

●	Redemptions from an account for which the address or account registration has changed within the last 30 days;

●	Sending redemption and distribution proceeds to any person, address or financial institution account not on record;

●	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; or

●	Adding or changing ACH or wire instructions, telephone redemption options or any other election in connection with your account.

The Transfer Agent reserves the right to require a Medallion signature guarantee on all redemptions.

Cost Basis Information. Federal tax law requires that regulated investment companies, such as the Funds report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Funds have chosen “first-in, first-out” (FIFO) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Each Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon redemption of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than a Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Exchange Privileges

You may exchange Institutional Class shares of a Fund for shares of other funds managed by the Advisor, including those offered in separate prospectuses. The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table), as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. If you are not using a broker, you may exchange shares by sending a written request to a Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account. In order to limit expenses, a Fund reserves the right to limit the total number of exchanges you can make in any year.

Small Accounts

If the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Class Shares, a Fund may ask you to increase your balance. If, after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) for Institutional Shares, a Fund may close your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. A Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. There are no minimum balance requirements for Qualified Retirement Accounts.

In-Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders), a Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (known as redemption-in-kind). If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Conversion of Shares

Shareholder Requests. A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. In a conversion, a shareholder will receive shares of another class equal in number to the aggregate net asset value attributable to the shares of the current class held by the shareholder divided by the net asset value per share of the other class. Generally, a shareholder may request, or a financial intermediary through which a shareholder has invested in a Fund may request, a share conversion when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share shareholder conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Funds or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by a Fund and approved by the Advisor before 4:00 p.m., Eastern Time. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. A Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Mandatory Conversions. The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. For mandatory conversions, no sales load, fee or other charge will be imposed by a Fund. A Fund will notify or cause certain financial intermediaries to notify affected shareholders in writing prior to any mandatory conversion.

Additional Investments

Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table on page B-24. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table under the “How to Buy Shares” section of this Prospectus.” Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor, the Sub-Advisor, and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-800-207-7108. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in a Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, a Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Lost Accounts

The Transfer Agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost”, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by the state law.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate, or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after a Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of a Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of a Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

A Fund generally pays sale (redemption) proceeds in cash. A Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist a Fund in meeting redemption requests. The Funds use these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. A Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through pro rata distribution of a Fund’s portfolio securities. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

Retirement Accounts

You may invest in Fund shares through IRA accounts, including traditional and Roth IRAs. The Funds may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

Availability of Information

Information regarding sales charges of a Fund and the applicability and availability of discounts from sales charges is available free of charge on the Funds’ website at www.libertystreetfunds.com. The Prospectus and SAI are also available on the website.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

Each Fund enters into contractual arrangements with various parties, including among others the Advisor and Sub-Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning each Fund that you should consider in determining whether to purchase shares of the Fund. A Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Securian AM Real Asset Income Fund will make distributions of net investment income, if any, typically quarterly, and will distribute net capital gains at least annually, typically during the month of December. The Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund will make distributions of net investment income and net capital gains, if any, at least quarterly. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares, unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution. If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction. Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from a Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S. source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone’s tax situation is different, we encourage you to consult with appropriate tax and accounting professionals about federal, state, local, or foreign tax consequences before considering an investment in a Fund.

APPENDIX A – CERTAIN INFORMATION RELATED TO PURCHASE OF SHARES THROUGH CERTAIN BROKERAGE PLATFORMS

UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Funds, Institutional Class Shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in a Fund’s Institutional Class Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Institutional Class Share is waived for transactions through such brokerage platforms at UBS-FS.

Appendix C - Financial Highlights of the Acquired Funds

The following tables are intended to help you understand each Acquired Fund’s financial performance. Certain information reflects financial results for a single Acquired Fund share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown (except for the six month period ended February 29, 2020) has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Acquired Funds’ financial statements, is included in the Acquired Funds’ annual report, which is available upon request.

SECURIAN AM BALANCED STABILIZATION FUND (FORMERLY, SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND)

	Six Months
	Ended	Year	Year	Year
	February 29,	Ended	Ended	Ended		For the Period
	2020	August 31,	August 31,	August 31,		Inception through
	(Unaudited)	2019	2018	2017		August 31, 2016(1)
PER SHARE DATA(2):
Net asset value, beginning of period	$12.70	$12.72	$11.95	$10.81		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.15	0.24	0.23	0.19		0.16
Net realized and unrealized gain on investments	0.29	0.28	1.36	1.12		0.81
Total from investment operations	0.44	0.52	1.59	1.31		0.97

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.17)	(0.20)	(0.17)		(0.14)
From net capital gains	(0.04)	(0.37)	(0.62)	—		(0.02)
Total distributions	(0.28)	(0.54)	(0.82)	(0.17)		(0.16)
Net asset value, end of period	$12.86	$12.70	$12.72	$11.95		$10.81

TOTAL RETURN(3)	3.48%	4.54%	13.74%	12.27%		9.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$60.3	$59.7	$41.7	$35.6		$28.2

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	0.93%	1.03%	1.19%	1.36%		1.55%
After expense reimbursement(5)	0.55%	0.55%	0.55%	0.55%		0.55%

Ratio of net investment income to average net assets(4):
Before expense reimbursement(5)	1.93%	1.67%	1.20%	0.87%		0.62%
After expense reimbursement(5)	2.31%	2.15%	1.84%	1.68%		1.62%

Portfolio turnover rate(3)	5%	1%	7%	0	%(6)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Fund Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

SECURIAN AM EQUITY STABILIZATION FUND (FORMERLY, SECURIAN AM MANAGED VOLATILITY EQUITY FUND

	Six Months
	Ended	Year	Year	Year
	February 29,	Ended	Ended	Ended		For the Period
	2020	August 31,	August 31,	August 31,		Inception through
	(Unaudited)	2019	2018	2017		August 31, 2016(1)
PER SHARE DATA(2):
Net asset value, beginning of period	$12.29	$12.33	$11.62	$10.85		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.15	0.24	0.22	0.23		0.15
Net realized and unrealized gain (loss) on investments	(0.25)	0.14	0.67	0.77		0.86
Total from investment operations	(0.10)	0.38	0.89	1.00		1.01

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.19)	(0.18)	(0.23)		(0.15)
From net capital gains	—	(0.23)	—	—		—
From return of capital	—	—	—	—		(0.01)
Total distributions	(0.17)	(0.42)	(0.18)	(0.23)		(0.16)
Net asset value, end of period	$12.02	$12.29	$12.33	$11.62		$10.85

TOTAL RETURN(3)	(0.87%)	3.32%	7.69%	9.36%		10.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$38.0	$39.8	$38.0	$44.4		$29.9

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.12%	1.14%	1.15%	1.22%		1.67%
After expense reimbursement(5)	0.55%	0.55%	0.55%	0.55%		0.55%

Ratio of net investment income to average net assets(4):
Before expense reimbursement(5)	1.79%	1.45%	1.13%	1.48%		0.40%
After expense reimbursement(5)	2.36%	2.04%	1.73%	2.15%		1.52%

Portfolio turnover rate(3)	2%	8%	12%	0	%(6)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Fund Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

SECURIAN AM REAL ASSET INCOME FUND

	Six Months
	Ended	Year	Year		Year	Year	Year
	February 29,	Ended	Ended		Ended	Ended	Ended
	2020	August 31,	August 31,		August 31,	August 31,	August 31,
	(Unaudited)	2019	2018		2017	2016	2015
Institutional Class

PER SHARE DATA(1):
Net asset value, beginning of period	$11.56	$11.35	$11.21		$11.27	$10.46	$11.91

INVESTMENT OPERATIONS:
Net investment income	0.15	0.25	0.23		0.21	0.24	0.23
Net realized and unrealized gain (loss) on investments	(0.67)	0.41	0.27		(0.04)	1.39	(0.94)
Total from investment operations	(0.52)	0.66	0.50		0.17	1.63	(0.71)

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.32)	(0.22)		(0.23)	(0.31)	(0.28)
From net capital gains	(0.21)	(0.13)	(0.14)		—	(0.51)	(0.46)
Total distributions	(0.38)	(0.45)	(0.36)		(0.23)	(0.82)	(0.74)
Net asset value, end of period	$10.66	$11.56	$11.35		$11.21	$11.27	$10.46

TOTAL RETURN(2)	(4.67%)	6.32%	4.61%		1.59%	16.59%	(6.42%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$76.1	$83.7	$81.4		$86.5	$88.1	$75.2

Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.03%	1.02%	1.06%		1.07%	1.09%	1.07%
After expense reimbursement(3)	0.75%	0.75%	0.82	%(4)	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets:
Before expense reimbursement(3)	2.42%	1.95%	2.02%		1.83%	1.99%	1.85%
After expense reimbursement(3)	2.70%	2.22%	2.26%		1.95%	2.13%	1.97%

Portfolio turnover rate(2)	22%	46%	56%		74%	82%	73%

(1)	For an Institutional Class Fund Share outstanding for the entire period.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Effective December 29, 2017, the contractual rate was lowered from 0.95% to 0.75% of average daily net assets.

Statement of Additional Information

October [__], 2020

Securian AM Balanced Stabilization Fund

Securian AM Equity Stabilization Fund

Securian AM Real Asset Income Fund

each a series of Managed Portfolio Series

615 East Michigan Street

Milwaukee, Wisconsin 53202

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated October [__], 2020, as may be amended from time to time, (the “Prospectus”) for the Special Meeting of Shareholders of the Securian AM Balanced Stabilization Fund, Securian AM Equity Stabilization Fund and Securian AM Real Asset Income Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of Managed Portfolio Series, a Delaware statutory trust, to be held on [December 11], 2020. A copy of the Combined Proxy Statement/Prospectus is available by calling 1-855-824-1355.

This SAI, relates specifically to the proposed reorganization of each Acquired Fund into a corresponding newly established series of Investment Managers Series Trust, a Delaware statutory trust (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), as set forth below:

Acquired Fund	Acquiring Funds
Securian AM Balanced Stabilization Fund	Securian AM Balanced Stabilization Fund
Securian AM Equity Stabilization Fund	Securian AM Equity Stabilization Fund
Securian AM Real Asset Income Fund	Securian AM Real Asset Income Fund

This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

1.	The Acquired Fund’s Prospectus and Statement of Additional Information, each dated December 29, 2019, filed via EDGAR on December 19, 2019 (Accession No. 0000894189-19-008541);

2.	The Acquired Fund’s Annual Report to Shareholders dated August 31, 2019, filed via EDGAR on November 8, 2019 (Accession No. 0000898531-19-000561); and

3.	The Acquired Fund’s Semi-Annual Report to Shareholders dated February 29, 2020, filed via EDGAR on May 7, 2020 (Accession No. 0000898531-20-000225).

Each Acquiring Fund currently has no assets or liabilities. Each Acquiring Fund will commence operations upon the completion of the Reorganization and will continue the operations of its corresponding Acquired Fund. For this reason, the financial statements of the Acquiring Funds and the pro forma financial statements of the Acquiring Funds have not been included herein. Liberty Street Advisors, Inc. (the “Advisor”) serves as investment advisor to the Acquiring Funds. Securian Asset Management, Inc. (the “Sub-Advisor”) serve as investment sub-subadvisor to the Acquiring Funds.

The term “Fund” as used in this SAI, refers to the Acquiring Fund and the term “Funds” refers to the Acquiring Funds.

TABLE OF CONTENTS

THE TRUST AND THE FUNDS	3
INVESTMENT STRATEGIES, POLICIES AND RISKS	3
MANAGEMENT OF THE FUNDS	39
PORTFOLIO TRANSACTIONS AND BROKERAGE	53
PORTFOLIO TURNOVER	54
PROXY VOTING POLICY	55
ANTI-MONEY LAUNDERING PROGRAM	55
PORTFOLIO HOLDINGS INFORMATION	55
DETERMINATION OF NET ASSET VALUE	57
PURCHASE AND REDEMPTION OF FUND SHARES	58
FEDERAL INCOME TAX MATTERS	59
DIVIDENDS AND DISTRIBUTIONS	65
GENERAL INFORMATION	65
FINANCIAL STATEMENTS	67
APPENDIX A DESCRIPTION OF SECURITIES RATINGS	68
APPENDIX B PROXY VOTING POLICIES AND PROCEDURES	73

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

On [December 11, 2020], the Securian AM Real Asset Income Fund, Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund will acquire all the assets and liabilities of the Securian AM Real Asset Income Fund, Securian AM Balanced Stabilization Fund and Securian AM Equity Stabilization Fund, each a series of Managed Portfolio Series (each a “Predecessor Fund”). The Funds will adopt the prior performance and financial history of the Predecessor Funds.

Each Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. A Fund’s classification as a diversified fund may only be changed with approval of the Fund’s shareholders.

Each Fund currently offers two classes of shares: Class A Shares and Institutional Class Shares. As of the date of this SAI, Class A Shares are not currently available for purchase. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Funds generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of each Fund. To the extent a strategy is not identified as a principal investment strategy of a Fund, it is considered a non-principal investment strategy of that Fund.

The Funds’ principal investment strategies and related risks are identified in the below table. Principal and non-principal investment strategies and related risks are described in detail following the table.

Securities and Investment Techniques	Securian AM Real Asset Income Fund	Securian AM Balanced Stabilization Fund	Securian AM Equity Stabilization Fund
Debt Securities	X
Floating Rate Securities	X
Inflation-indexed securities	X
Junk Bonds	X
Treasury Inflation-Protected Securities	X

Derivatives	X	X	X
Futures	X	X	X
Options on Securities and Securities Indices	X	X	X
Swaps		X

Equity Securities	X	X	X
Common Stock	X	X	X
Convertible Securities	X
Exchange-Traded Funds	X	X	X
Exchange-Traded Notes	X	X
Investment Company Securities	X	X	X
Large-Cap Stocks	X	X	X
Preferred Stock	X
Real Estate Investment Trusts	X
Small- and Mid-Cap Stocks	X		X

Fixed Income Securities	X	X
U.S. Government Obligations	X	X	X

Foreign Investments	X		X

Illiquid and Restricted Securities		X

Master Limited Partnerships	X

Short Sales		X	X

Principal Investment Strategies, Policies and Risks

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China’s economic slowdown; and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Equity Securities

Common Stock

The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation, although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small-Cap and Mid-Cap Stocks

A Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

A Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Convertible Securities

A Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Real Estate Investment Trusts (“REITs”)

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Master Limited Partnerships (“MLPs”)

A Fund may invest in MLPs. An MLP is an entity receiving partnership taxation treatment under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Foreign Investments

Foreign Securities

A Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

A Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by a Fund.

Debt Securities

Debt Securities

A Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, a Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Sub-Advisor attempts to reduce the risks described above through diversification of a Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. In addition, when the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

A Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-Advisor will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Sub-Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuers obligations on such securities. This could increase a Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Sub-Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Floating Rate, Inverse Floating Rate and Index Obligations

A Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Inflation-Indexed Securities

Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index for all Urban Consumers before seasonal adjustment (“CPI”). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. The U.S. Treasury issues Treasury inflation-protected securities (“TIPS”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services.

Inflation, which is a general rise in prices of goods and services, erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in almost each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a Fund receives from inflation-indexed securities are included in the Fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for a Fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Government Obligations

A Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Commodity Contracts

A Fund may purchase and sell commodity futures contracts and options; may enter into foreign exchange contracts; and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities. A Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. A Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. A Fund will only invest in commodities or commodity-linked instruments that the Sub-Advisor believes can be readily liquidated.

There are additional factors associated with commodity futures contracts which may subject a Fund’s investments in them to greater volatility than investments in traditional securities. In the commodity futures markets there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing futures contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Changes in the regulation of derivatives, including commodity-based derivatives, arising from the Dodd-Frank Act may make it more expensive for a Fund and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.

Short Sales

A Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by a Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Sub-Advisor believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

Derivatives

A Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Sub-Advisor had been sufficiently hedged with respect to such position.

The Sub-Advisor will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Sub-Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Sub-Advisor may rely on diversification to control such risks to the extent that the Sub-Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by a Fund.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since a Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. A Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to a Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Sub-Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on a Fund’s behalf. While the documentation in place between a Fund and clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, a Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

A Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. A Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. A Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, a Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. A Fund may sell index call options. A Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. A Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund. A Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, a Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.

OTC Options. A Fund may engage in transactions involving OTC options as well as exchange-traded options. Certain additional risks are specific to OTC options. A Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, a Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased OTC options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, a Fund will change the treatment of such instruments accordingly.

Stock Index Options. A Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

A Fund may use interest rate, foreign currency, index and other futures contracts. A Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on its initial margin deposits. A Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. A Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). A Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of a Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. Therefore, as of the date of this SAI, neither the Trust nor the Funds are deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor and Sub-Advisor are not deemed to be “commodity pool operators” or “commodity trading advisers” with respect to the advisory services they provide to a Fund. In the future, if a Fund’s use of futures, options on futures, or swaps requires the Advisor and Sub-Advisor to register as a commodity pool operator with the CFTC, the Advisor and Sub-Advisor will do so at that time.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions. A Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by a Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, a Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

With respect to options and futures contracts that are cash settled, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than the full notional value. In the case of options and futures contracts that are not cash settled, a Fund will set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin), while the positions are open.

Swap Transactions

A Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, a Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

Total Return Swaps. A Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. A Fund may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid assets for selling protection on credit default swaps. If a Fund were a buyer and no credit event occurs, a Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. When a Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transactions. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Currency Swaps. A Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. A Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, a Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of a Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. A Fund may enter into options on swap agreements. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

OTC Derivatives Transactions

A Fund may enter into OTC derivatives transactions. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which a Fund originally dealt. Any such cancellation may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. A Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as a Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Investment Company Securities

The Funds may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Funds and any companies controlled by the Funds may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of a Fund’s total assets and (iii) when added to all other Underlying Fund securities held by a Fund, do not exceed 10% of the value of the Fund’s total assets. The Funds may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Funds may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	The Funds may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Funds, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

●	The Funds and their “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Funds and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Funds are obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Funds in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Funds. The Funds’ purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances an open-end investment company in which the Funds invest may determine to make payment of a redemption by the Funds wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Funds may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Funds.

Investment decisions by the investment advisors to the registered investment companies in which the Funds invest are made independently of the Funds. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Funds indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

A Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as unit investment trusts. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by ae Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Exchange-Traded Notes (“ETNs”)

A Fund may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Illiquid and Restricted Securities

A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices. A Fund will not purchase any illiquid investment if, immediately after the acquisition, its illiquid investments that are assets would exceed the 15% limit.

A Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

A Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the Securities Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by a Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that a Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. A Fund has implemented a LRMP to meet the relevant requirements. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of a Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment objective.

Cybersecurity Risk

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the Advisor or Sub-Advisor, the Funds’ custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cybersecurity plans or systems implemented by their service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such portfolio companies to lose value.

Other Investment Strategies, Policies and Risks

Equity Securities

Warrants and Rights

A Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, a Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Foreign Investments

Emerging Markets

A Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

Foreign Currency Transactions

A Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Sub-Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities a Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Depository Receipts

A Fund may invest in depository receipts. American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs, in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Debt Securities

Over-the-Counter Transactions – Fixed Income Securities

A Fund may enter into OTC transactions involving fixed income securities. OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. A Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Municipal Bonds

A Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Within the parameters of its specific investment policies, a Fund may invest in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Closed-End Funds

A Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s). The closed-end funds in which a Fund will invest may be leveraged. As a result, a Fund may be exposed indirectly to leverage through investment in a closed-end fund. An investment in securities of a closed-end fund that uses leverage may expose a Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished.

Temporary Investments

A Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Sub-Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. A Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

A Fund may invest in any of the following securities and instruments:

Cash Investments

Each Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments (“Cash Investments”) for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities. Cash Investments include shares of other mutual funds, certificates of deposit, bankers’ acceptances time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.

A Fund may hold a substantial position in Cash Investments for long periods of time, which may result in the Fund not achieving its investment objective. If the market advances during periods when a Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested. To the extent that a Fund uses a money market fund for its Cash Investment, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities, due to Cash Investments’ short-term, significant liquidity, and typical high credit quality.

The Funds may invest in any of the following Cash Investments:

Money Market Mutual Funds. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments. These investments generally mature within 397 calendar days from the date of acquisition. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

To the extent that a Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher because you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. A Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which a Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, a Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. A Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. A Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

A Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Sub-Advisor may actively expose a Fund to credit risk. However, there can be no guarantee that the Sub-Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on a Fund.

Repurchase Agreements

A Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

A Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. A Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. When a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Agency Obligations

A Fund may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed Securities

A Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to a Fund.

Borrowing

Each Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Private Placements and Restricted Securities

A Fund may invest in private placement and restricted securities. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, to accredited investors as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Private placements and other restricted securities may only be sold in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of the limitation on investment in illiquid securities by a Fund discussed below under “Illiquid Securities.” However, investing in Rule 144A securities could result in increasing the level of a Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investing in private placement and other restricted securities is subject to certain risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

A Fund intends to limit the purchase of private placements and other restricted securities, together with other securities considered to be illiquid, to not more than 15% of its net assets.

Stock Index Futures

A Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, a Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Initial Public Offerings

A Fund may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.

When-Issued or Delayed-Delivery Securities

A Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, a Fund will maintain with its custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Participatory Notes

A Fund may invest in participatory notes (commonly known as “P-notes”, but may be called different names by issuers). In a typical transaction, a Fund would buy a P-note from a bank or broker-dealer (“counterparty”) that would entitle the Fund to a return measured by the change in value of an identified underlying security. The purchase price of the P-note is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the P-note expires or the Portfolio exercises the P-note and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the P-note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a P-note generally is dependent on the liquidity in the local trading market for the security underlying the P-note. P-notes are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, P-notes are eligible for purchase or sale to certain qualified institutional buyers. There are risks associated with P-notes. When the Portfolio invests in a P-note, it bears the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the Portfolio the amount owed under the P-note. A P-note is a general unsecured contractual obligation of the issuing counterparty. The Portfolio has no rights under a P-note against the issuer of the securities underlying the P-note and so is dependent on the creditworthiness of the counterparty. The Portfolio attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. P-notes also may have a longer settlement period than the underlying shares and during that time the Portfolio’s assets could not be deployed elsewhere. The issuers of P-notes may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, the Fund’s investment in P-notes issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and a Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to a Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on a Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. A Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Developments In The China Region

After nearly 30 years of unprecedented growth, the People’s Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU, which withdrawal is commonly referred to as “Brexit.” The future relationship between the UK and the EU remains unresolved and subject to negotiation during an 11-month transition period. It is unclear what the potential outcome and/or ramifications of these negotiations may be, and the consequences for European and UK businesses could be severe. The Funds face risks associated with the uncertainty and consequences following Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions, and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is defined, and the UK determines which EU laws to replace or replicate. Any effects of Brexit could adversely affect any of the companies to which the Funds have exposure and any other assets in which the Funds invest.

Whether or not the Funds invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Funds’ investments due to the interconnected nature of the global economy and capital markets. The Funds may also be susceptible to these events to the extent that the Funds invests in municipal obligations with credit support by non-U.S. financial institutions.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force a Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

LIBOR Risk

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Fund’s performance or NAV.

Investment Restrictions

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Each Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in or writing options transactions or short sales or investing in or writing financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	With respect to 75% of a Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of a Fund’s total assets would be invested in the securities of that issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry, except that a Fund will concentrate (that is, invest 25% or more of its net assets) in closed-end funds that invest in municipal bonds and a Fund may invest 25% or more of its total assets in securities issued by the U.S. Government, its agencies or instrumentalities. A Fund will consider the concentration of the underlying funds when it applies its own concentration policy;

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs;

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of a Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of a Fund’s net assets; or

6.	Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities in compliance with applicable commodities laws.

Non-Fundamental Policies

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

A Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Under normal market conditions, the Real Asset Income Fund will invest at least 80% of its net assets in “real assets” and securities of companies that derive at least 50% of their revenue from activities related to real assets.

Under normal market conditions, the Equity Stabilization Fund will invest at least 80% of its net assets in equity securities.

Under normal circumstances, the Real Asset Income Fund will invest at least 40% of its total assets in securities which are secured by real estate and securities of companies that invest or deal in real estate.

Pursuant to the Code, the Real Asset Income Fund may hold no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Sub-Advisor is responsible for making day-to-day investment decisions in accordance with a Fund’s investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun, William H. Young and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Charles H. Miller [a] (Born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	7	361 Social Infrastructure Fund, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc. a financial services consulting firm (1996 – 2015).	7	361 Social Infrastructure Fund, a closed-end investment company; Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1193 – 1996).	7	361 Social Infrastructure Fund, a closed-end investment company.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	7	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund; Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	7	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc; Vice President, Investment Managers Series Trust (December 2013 - June 2014).	7	361 Social Infrastructure Fund, a closed-end investment company.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 52 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the Braddock Multi-Strategy Income Fund, Robinson Opportunistic Income Fund, Robinson Tax Advantaged Income Fund and West Loop Realty Fund, which are offered in separate prospectuses. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $30,000. Each Independent Trustee also receives $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended. In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board; and each of Mr. Young, Mr. Miller and Mr. Zader receives an additional annual retainer of $10,000 for serving as Audit Committee Chair, Valuation Committee Chair and Nominating, Governance and Regulatory Review Committee Chair, respectively. The Trust has no pension or retirement plan. The 361 Social Infrastructure Fund, an affiliate of the Trust, also pays compensation to the Trustees for their service as Trustees.

The Trustees may elect to defer payment of their compensation from a Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

	Charles H. Miller, Independent Trustee and Valuation Committee Chair	Ashley Toomey Rabun, Independent Trustee and Chairperson	William H. Young, Independent Trustee and Audit Committee Chair	John Zader, Independent Trustee and Nominating, Governance and Regulatory Review Committee Chair
Real Asset Income Fund [1]	$1,500	$1,500	$1,500	$1,500
Balanced Stabilization Fund [1]	$1,500	$1,500	$1,500	$1,500
Equity Stabilization Fund [1]	$1,500	$1,500	$1,500	$1,500
Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None
Total Compensation from Fund and Fund Complex Paid to Trustees [1,2]	$9,500	$10,500	$9,500	$9,500

1	Estimated annual compensation for the first year.

2	There are currently 64 portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Advisor also serves as investment advisor to the Braddock Multi-Strategy Income Fund, Robinson Opportunistic Income Fund, Robinson Tax Advantaged Income Fund and West Loop Realty Fund, which are offered in separate prospectuses. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.

Mr. Banhazl and Ms. Quill are not compensated for their service as Trustees because of their affiliation with the Trust. Officers of the Trust are not compensated by the Funds for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl and June 2019 for Ms. Quill) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Ms. Quill and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl and Ms. Quill, their positions with Mutual Fund Administration, LLC and UMB Fund Services, Inc., respectively, the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

●	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

●	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

●	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

●	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

●	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

●	Ms. Quill has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee), and the Valuation Committee.

●	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

●	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee meets as needed.

●	The function of the Valuation Committee is to recommend to the Board for its approval methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed. The Valuation Committee meets as needed.

Independent Trustees comprise 67% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor and the Sub-Advisor the importance of maintaining vigorous risk management programs and procedures.

The Funds face a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Board, the Advisor, the Sub-Advisor and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, the Sub-Advisor’s management and other service providers (such as the Funds’ independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of October[ ], 2020, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	$10,001 - $50,000
John P. Zader, Independent Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	$50,001 - $100,000
Maureen Quill, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

As of the date of this SAI, the Funds are under the control of the Advisor, which had voting authority with respect to 100% of the outstanding shares in the Funds on such date. However, following the reorganization of the Predecessor Funds and the Funds’ commencement of investment operations, this control will be diluted.

[As of October [12], 2020, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, Sub-Advisor, the Funds’ distributor, Foreside Fund Services, LLC (the “Distributor”), or any of their respective affiliates.]

The Advisor

The Advisor, Liberty Street Advisors, Inc., 100 Wall Street, Floor 20, New York, New York 10005, serves as investment advisor to the Funds pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor is a corporation organized in New York. The Advisor is privately owned with the controlling interests held by Raymond A. Hill, III, Timothy Reick, Victor J. Fontana and Scott Daniels.

Pursuant to the terms of the Advisory Agreement, the Advisor provides each Fund with investment advice, makes recommendations with respect to the selection and continued employment of the Sub-Advisor to manage the Fund’s assets, supervises the investment program of the Fund and the composition of its investment portfolio, reviews investment performance and adherence to compliance procedures, and oversees the investments made by the Sub-Advisor. The Advisor also continuously monitors the Sub-Advisor’s compliance with each Fund’s investment objective, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for each Fund.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

The Sub-Advisor

Securian Asset Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101, serves as the sub-advisor for the Funds pursuant to a sub-advisory agreement with the Advisor (the “Sub-Advisory Agreement”). Subject to the oversight of the Board and the Advisor, the Sub-Advisor makes decisions regarding the investment and reinvestment of each Fund’s assets.

The Sub-Advisor is a corporation organized and doing business in Minnesota. The Sub-Advisor is a subsidiary of Securian Financial Group, Inc.

The Advisor compensates the Sub-Advisor out of the investment advisory fees the Advisor receives from each Fund. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

The Sub-Advisory Agreement will continue in effect for an initial two-year period. After the initial two-year period, the Sub-Advisory Agreement will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of a Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the Sub-Advisor or the Trust. The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting shares of a Fund, or by the Sub-Advisor or the Advisor upon 60 days’ written notice to the other party. Additionally, the Sub-Advisory Agreement automatically terminates in the event of its assignment. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Sub-Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Sub-Advisor of its duties under the Sub-Advisory Agreement.

Fund Expenses

For services rendered by the Advisor under the Advisory Agreement, the Real Asset Income Fund, Balanced Stabilization Fund, and Equity Stabilization Fund each pay the Advisor a fee, payable monthly, in an annual amount equal to 0.75%, 0.70%, and 0.70%, respectively, of the Fund’s average daily net assets. The Sub-Advisor’s fee, payable monthly and calculated as a percentage of a Fund’s average daily net assets, is paid by the Advisor and not the Fund.

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by a Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s Independent Trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of a Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund, as set forth in the table below, to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commission, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the limit set forth below. Class A Shares are not currently available for purchase. Each agreement is effective until December 31, 2023, and may be terminated before that date only by the Board of Trustees.

	Expense Limit as percent of the average daily net assets
Fund Name	Class A Shares	Institutional Class Shares
Real Asset Income Fund	1.20%	0.95%
Balanced Stabilization Fund	1.20%	0.95%
Equity Stabilization Fund	1.20%	0.95%

For all Funds, any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by a Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The following tables show the dollar amount of fees accrued with respect to each Predecessor Funds, the amount of fees waived and/or expenses reimbursed by the Predecessor Funds’ advisor*, and the actual fees retained by the Predecessor Funds’ advisors for the last three fiscal years:

Securian AM Real Asset Income Fund

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended August 31, 2019	$596,772	$(216,403)	$380,369
For the fiscal year ended August 31, 2018	$595,896	$(189,095)	$406,801
For the fiscal year ended August 31, 2017	$635,314	$(99,204)	$536,110

Securian AM Balanced Stabilization Fund

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended August 31, 2019	$342,966	$(252,224)	$90,742
For the fiscal year ended August 31, 2018	$254,103	$(248,378)	$5,725
For the fiscal year ended August 31, 2017	$210,340	$(210,340)	$0

Securian AM Equity Stabilization Fund

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended August 31, 2019	$247,083	$(224,521)	$22,562
For the fiscal year ended August 31, 2018	$262,389	$(243,024)	$19,365
For the fiscal year ended August 31, 2017	$267,688	$(267,688)	$0

*	The advisory fees in the table were paid to Securian Asset Management.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers. As of August 31, 2020, information on other accounts managed by the Funds’ portfolio managers is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Joseph R. Betlej, CFA	[1]	[68.01]	[0]	[0]	[3]	[208.94]
Lowell R. Bolken, CFA	[4]	[548.98]	[2]	[72.59]	[4]	[257.78]
Merlin L. Erickson	[7]	[1,985.34]	[0]	[0]	[2]	[43.29]
Jeremy Gogos, Ph.D., CFA	[7]	[1,985.34]	[0]	[0]	[2]	[43.29]
Craig M. Stapleton, CFA	[8]	[2,053.35]	[1]	[555.69]	[168]	[32,762.43]

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Joseph R. Betlej, CFA	0	$0	0	$0	0	$0
Lowell R. Bolken, CFA	0	$0	0	$0	0	$0
Merlin L. Erickson	0	$0	0	$0	0	$0
Jeremy Gogos, Ph.D., CFA	0	$0	0	$0	0	$0
Craig M. Stapleton, CFA	0	$0	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio managers, the Sub-Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances in which similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Sub-Advisor’s trade allocation policy. Though the Sub-Advisor has policies and procedures in place to address conflicts of interest, there is no guarantee that the Sub-Advisor’s procedures will detect each and every situation in which a conflict arises.

Compensation. The portfolio managers compensation package is paid by the Sub-Advisor and not by any Fund or client account. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits, which are also available generally to all employees of the Sub-Advisor and which do not discriminate in favor of any portfolio manager. The manner in which portfolio managers are compensated is described below.

Base Salary – each portfolio manager’s base salary is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.

Short-Term Bonus – Each portfolio manager is eligible for an annual bonus that is based on the portfolio manager’s ability to meet predetermined goals. Goals typically include pre-tax investment performance versus appropriate benchmarks over the 1-year and 3-year periods, which, in the case of a Fund, is the Fund’s benchmark index described in the Fund’s prospectus and peer groups along with subjective standards relating to investment management activities. The remaining goals are based on subjective fulfillment of position duties.

Long-Term Incentive – Each portfolio manager is eligible for a long-term bonus that is dependent upon the Sub-Advisor’s strategic business objectives such as profitability, sales, etc. If granted, the long-term bonus has a four-year vesting schedule.

Deferred Compensation – Each portfolio manager has the option to defer all or part of his short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.

Revenue Share – Certain portfolio managers are paid a percentage of revenue received for the management of certain clients’ assets. This percentage is determined in light of the portfolio manager’s total compensation package and takes into account the market rate for portfolio management services.

Ownership of the Fund by the Portfolio Managers. As of August 31, 2020, the portfolio managers owned the following securities in the Predecessor Funds.

Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Name of Portfolio Manager	Real Asset Income Fund	Balanced Stabilization Fund	Equity Stabilization Fund
Joseph R. Betlej, CFA	$100,001 - $500,000	None	None
Lowell R. Bolken, CFA	100,001 - $500,000	None	None
Merlin L. Erickson	None	None	None
Jeremy Gogos, Ph.D., CFA	None	None	$1 - $10,000
Craig M. Stapleton, CFA	100,001 - $500,000	$10,001 - $50,000	$10,001 - $50,000

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

Pursuant to the Co-Administration Agreement, each Fund pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The Predecessor Funds paid the following co-administrator fees for the periods indicated:

	Co-Administration Fees
	Securian AM Real Asset Income Fund	Securian AM Balanced Stabilization Fund	Securian AM Equity Stabilization Fund
For the fiscal year ended August 31, 2019	$81,572	$73,923	$67,221
For the fiscal year ended August 31, 2018	$86,187	$78,726	$72,334
For the fiscal year ended August 31, 2017	$101,696	$88,881	$83,559

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.

Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529 is the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust.

Paul Hastings LLP (“Paul Hastings”), 101 California Street, 48th Floor, San Francisco, California 94111, serves as legal counsel to the Independent Trustees.

Distributor and the Distribution Agreement

Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated September 30, 2014 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of a Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The Distributor does not retain sales charges for the sale of a Fund’s Class A Shares. Pursuant to the Distribution Agreement, should any amounts be retained by the Distributor, such amounts would not be held for profit at the Distributor, but instead would be used solely for distribution related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholders liaison services to holders of Class A shares as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A Shares of a Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of the Fund or Class; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Funds, the Advisor, and its related parties for distribution related expenditures.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by a Fund’s Class A shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for a Fund’s Class A shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there will be no legal obligation for a Fund to pay any expenses incurred by the Distributor other than for fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

No payments were made by the Predecessor Funds’ previous distributor under the Rule 12b-1 plan with respect to the Predecessor Fund during the fiscal year ended August 31, 2020.

Shareholder Service Plan

The Board has adopted, on behalf of each Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. Each Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s Class A Shares average daily net assets, payable monthly. The amount paid by a Fund to any Service Organization may be expressed in terms of a dollar amount per shareholder account in the Fund held by clients of the Service Organization, and/or in terms of percentage of the net assets of such accounts.

Marketing and Support Payments

The Advisor or the Sub-Advisor, out of its own resources and without additional cost to a Fund or its shareholders, provides cash payments to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund. The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), markets the Funds shares pursuant to a marketing agreement with the Advisor. HRC acts as a wholesaling agent which markets the Funds to financial intermediaries, who in turn and at their discretion may recommend a Fund for purchase to their clients. HRC may also market the Funds to institutional investors. The Advisor pays HRC out of its own resources and without additional cost to a Fund or its shareholders.

Dealer Reallowances

Each Fund’s Class A Shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of a Fund. More detailed information on the sales charge and its application is contained in the Prospectus. The Distributor does not retain sales charges for the sale of a Fund’s Class A Shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Sub-Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the OTC market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Sub-Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Sub-Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Sub-Advisory Agreement with respect to the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Sub-Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Sub-Advisor’s overall responsibilities to the Funds.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Sub-Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Sub-Advisor’s other client accounts.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Predecessor Funds paid the following brokerage commissions for the periods indicated:

	Broker Commissions
	Real Asset Income Fund	Balanced Stabilization Fund	Equity Stabilization Fund
For the fiscal year ended August 31, 2019	$75,040	$5,005	$3,889
For the fiscal year ended August 31, 2018	$86,195	$10,014	$9,773
For the fiscal year ended August 31, 2017	$109,762	$3,899	$7,085

Holdings of Securities of the Funds’ Regular Brokers and Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. [The Predecessor Funds did not hold any securities of any “regular brokers or dealers” during the fiscal year ended August 31, 2020.]

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

The Predecessor Funds’ portfolio turnover rates were as follows for the periods indicated:

	Fiscal Year Ended
	August 31, 2019	August 31, 2020
Securian AM Real Asset Income Fund	46%	[50%]
Securian AM Balanced Stabilization Fund	1%	[6%]
Securian AM Equity Stabilization Fund	8%	[17%]

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Sub-Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Sub-Advisor vote proxies received in a manner consistent with the best interests of the Funds. The Trust Policies also require the Sub-Advisor to present to the Board, at least annually, the Sub-Advisor’s Proxy Voting Policies and Procedures (“Sub-Advisor’s Proxy Policies”) and a record of each proxy voted by the Sub-Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Sub-Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Sub-Advisor’s Proxy Policies. These policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s CCO will review the Trust Policies and the Sub-Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Sub-Advisor’s interests and the Funds’ interests, the Sub-Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists a Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, a Fund’s proxy voting record will be available without charge, upon request, by calling toll-free (800) 207-7108 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Funds, Advisor, Sub-Advisor, and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust, Morgan Lewis, counsel to the Independent Trustees, Paul Hastings, and the Funds’ independent registered public accounting firm, Tait Weller (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Funds’ portfolio holdings may be disclosed to their Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Funds, the Advisor and the Sub-Advisor to the Funds’ shareholders. The Funds and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Sub-Advisor or any affiliated person of the Sub-Advisor) in connection with the disclosure of portfolio holdings information of the Funds. The Funds’ Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Funds’ public website (www.libertystreetfunds.com) or (2) disclosed in periodic regulatory filings on the SEC’s website (www.sec.gov). The Advisor may make publicly available the Funds’ total portfolio holdings as of the most recent calendar quarter on the Funds’ public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Advisor, the Sub-Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Funds has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of a Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund, the Advisor or the Sub-Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Advisor, the Sub-Advisor, and its affiliates may provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor, the Sub-Advisor, or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or the Funds has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, the Sub-Advisor, MFAC and UMBFS (the Co-Administrators), and UMB Bank, N.A. (the Custodian), pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e. with no time lag); (ii) Tait Weller (independent registered public accounting firm), Morgan Lewis and Paul Hastings (attorneys) to which the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; (iii) Practical Computer Application, to which MFAC provides the Trust’s portfolio holdings information on a daily basis for programming and database hosting services in connection with MFAC’s administrative services to the Trust; (iv) Donnelley Financial Solutions, to which the Trust provides portfolio holdings information on a monthly basis in connection with the filings of Form N-PORT; and (v) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-PORT (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The net asset values per share (“NAVs”) of a Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAVs may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing (a) the difference between the value of a Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class. Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Sub-Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

A Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of a Fund’s fair value methodology. A Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the Institutional Class Shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, a Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Funds may postpone payment of the redemption proceeds up to 15 days while the Funds waits for the check to clear.

Redemptions In Kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds do not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Funds, their investments, or its shareholders that cannot readily be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected to be, and intends to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid), and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Distributions of net capital gain, if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. A Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the federal alternative minimum tax, which is imposed on individual taxpayers under the Code. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by a Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Funds will monitor these transactions and will make the appropriate entries in its books and records, and if a Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Funds as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Funds do not expect to be eligible to elect to pass foreign taxes through to its shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the Funds. Foreign taxes paid by a Fund may reduce the return from the Fund’s investments.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

If a sufficient percentage of the interests in a foreign issuer are held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

The law with respect to the taxation of non-U.S. entities treated as corporations for U.S. federal income tax purposes and the individuals and entities treated as their shareholders changed under the Tax Act. If a Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may have been able to make an election to pay tax liability in respect of its share of any such income over eight years. It is possible that these deferred payments could affect the value of shares, even though all or some of the Fund’s shareholders at the time of any deferred payment may have derived no economic benefit from the foreign entity’s deferred income.

Depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders of a Fund at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.

Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and absent any additional guidance, the law does not allow noncorporate shareholders to be able to claim a deduction in respect of Fund dividends attributable to any such income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by a Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of a Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to each Fund, the Trust currently offers the following classes of shares: Class A Shares and Institutional Class Shares. As of the date of this SAI, Class A Shares are not available for purchase. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and the Sub-Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2019, which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements” and Semi-Annual Report to shareholders for the period ended February 28, 2020. Each Fund has adopted the financial statements of its Predecessor Fund. Those financial statements were audited by the Predecessor Funds’ registered public accounting firm.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds)

Moody’s

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds, which are rated Ca, represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D	An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa	An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa	An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A	An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa	An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba	An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B	An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa	An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca	An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C	This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BBB, CCC	Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C	A preferred stock rated C is a nonpaying issue.

D	A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note	Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.

●	High rates of return on funds employed.

●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
PROXY VOTING POLICY

SUB-ADVISOR’S PROXY POLICIES AND GUIDELINES

The Sub-Advisor will vote proxies on behalf of each Fund in a manner that it believes is consistent with the best interests of the Fund and its shareholders, and in accordance with the Sub-Advisor’s fiduciary duties and legal and regulatory requirements.

The Sub-Advisor believes that the role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management’s discretion. It is the Sub-Advisor’s policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered, or to protect the rights of shareholders to take action.

The guiding principle by which the Sub-Advisor votes on all matters submitted to security holders is to maximize the ultimate economic value of the securities held by each Fund. This involves not only the immediate impact of each proposal but other considerations with respect to the security of a Fund’s investments over the long term.

It is the general policy of the Sub-Advisor to vote on all matters presented to security holders in any proxy, but the Sub-Advisor reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in its judgment, the costs associated with voting such proxy outweigh the benefits to a Fund or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of a Fund.

The Sub-Advisor has an Investment Policy Committee, which is responsible for overseeing the Proxy Voting Policies, modifying the Proxy Voting Policies from time to time, and resolving any conflicts of interest that may arise between the interests of Fund shareholders and the Sub-Advisor, principal underwriter or any affiliate thereof. The Investment Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of each Fund and its shareholders. Conflicts of interest between the interests of a Fund and its shareholders and those of the Sub-Advisor are identified initially by the Portfolio Managers responsible for voting proxies. If a potential conflict is identified, the Portfolio Manager works with the compliance department to determine if a conflict is present. Conflicts are reported to the Sub-Advisor’s Investment Policy Committee and further steps may be taken, including following the established proxy policy, requesting that the Fund vote proxies, delegating the vote to a third party, or disclosing the issue to the Fund and seeking guidance from the Fund’s Board and Officers as to an appropriate resolution.

INVESTMENT MANAGERS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each, a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each, an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co-administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

PART C

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

1

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which the Distributor and/or each of the Distributor Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur in connection with the Distribution Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, (c) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of the Distribution Agreement, or (d) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the Securities Act or the 1940 Act.

Item 16.	Exhibits

1)       Charter Documents:

a.	Certificate of Trust is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 31, 2006.

2

(i)	Amendment to the Certificate of Trust is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 31, 2006.

(ii)	Amendment to the Certificate of Trust is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A filed with the SEC on December 5, 2007.

(iii)	Certificate of Correction to the Certificate of Trust is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 30, 2009.

b.	Amended and Restated Agreement and Declaration of Trust dated March 5, 2014 is incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 494 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 28, 2014.

2)	By-Laws:

a.	By-Laws of Registrant as amended January 9, 2008, March 25, 2009, December 5, 2013 and March 10, 2016 is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 784 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 23, 2016.

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement on Form N-14.

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Amended and Restated Agreement and Declaration of Trust and By-Laws.

6)	Investment Management Agreements:

a.	Form of Investment Advisory Agreement between the Registrant and Liberty Street Advisors, Inc. – filed herewith.

b.	Form of Investment Sub-Advisory Agreement between Liberty Street Advisors and Securian Asset Management Inc. – filed herewith.

7)	Distribution Agreements:

a.	Form of Distribution Agreement is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A filed with the SEC on August 14, 2009.

b.	Distribution Agreement is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 957 filed with the SEC on July 25, 2018.

8)	Not applicable.

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9)	Custody Agreements:

a.	Custody Agreement dated January 14, 2008 is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 1, 2008.

(i)	Amended and Restated Appendix B to Custody Agreement is incorporated herein by reference to Exhibit (g)(i) of Post-Effective Amendment No. 1032 filed with the SEC on August 28, 2019.

10)	Distribution Plan and Rule 18f-3 Plan:

a.	Amended Multiple Class (Rule 18f-3) Plan – filed herewith.

b.	Form of Amended and Restated Distribution (Rule 12b-1) Plan – filed herewith.

c.	Form of Amended and Restated Shareholder Service Plan – filed herewith.

(11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered –filed herewith.

12)	Form of opinion as to tax matters and consent – filed herewith.

13)	Other Material Contracts:

a.	Amended and Restated Transfer Agency Agreement dated March 25, 2009 is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 1, 2009.

(i)	Amended and Restated Schedule B to the Amended and Restated Transfer Agency Agreement is incorporated herein by reference of Exhibit (h)(1)(i) to Post-Effective Amendment No. 571 to Registrant’s Registration Statement on Form N-1A filed with the SEC on October 24, 2014.

c.	Amended and Restated Fund Accounting Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 490 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 28, 2014.

d.	Amended and Restated Co-Administration Agreement dated March 5, 2014 is incorporated herein by reference to Exhibit (h)(3)(i) of Post-Effective Amendment No. 490 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 28, 2014.

(i)	Amendment to Co-Administration Agreement dated August 4, 2014 is incorporated herein by reference to Exhibit (h)(3)(ii) of Post-Effective Amendment No. 571 to Registrant’s Registration Statement on Form N-1A filed with the SEC on October 24, 2014.

e.	Form of Operating Expenses Limitation Agreement – filed herewith.

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14)	Other Opinions:

a.	Consent of Cohen & Company, Ltd. –filed herewith.

b.	Consent of Tait, Weller & Baker LLP– filed herewith.

15)	Not applicable.

16)	Powers of Attorney:

a.	Powers of Attorney – filed herewith.

17)	Additional Exhibits:

a.	Form of Proxy Cards – filed herewith.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 24th day of September 2020.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ Maureen Quill
Maureen Quill
Trustee & President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title
/s/ Ashley Toomey Rabun†
Ashley Toomey Rabun		Trustee
/s/ William H. Young†
William H. Young		Trustee
/s/ Charles H. Miller†
Charles H. Miller		Trustee
/s/ John P. Zader†
John P. Zader		Trustee
/s/ Eric M. Banhazl†
Eric M. Banhazl /s/ Maureen Quill		Trustee
Maureen Quill		Trustee & President
/s/ Rita Dam
Rita Dam		Treasurer

† By	/s/ Rita Dam

Attorney-in-fact, pursuant to power of attorney.

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Exhibit Index

Form of Investment Advisory Agreement	EX-16.6(a)
Form of Investment Sub-Advisory Agreement	EX-16.6(b)
Amended Multiple Class (Rule 18f-3) Plan	EX-16.10(a)
Form of Amended and Restated Distribution (Rule 12b-1) Plan	EX-16.10(b)
Amended and Restated Shareholder Service Plan	EX-16.10(c)
Opinion and Consent of Counsel	EX-16.11(a)
Form of Opinion as to Tax Matters and Consent	EX-16.12
Form of Operating Expense Agreement	EX-16.13(e)
Consent of Cohen & Company, Ltd.	EX-16.14(a)
Consent of Tait, Weller & Baker LLP	EX-16.14(b)
Powers of Attorney	EX-16.16(a)
Form of Proxy Cards	EX-16.17(a)

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